UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Palantir Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PALANTIR TECHNOLOGIES INC.

1200 17th Street, Floor 15

Denver, Colorado 80202

[●], 2022

Dear Fellow Stockholders:

We are pleased to invite you to attend the special meeting of stockholders of Palantir Technologies Inc., to be held on [●], 2022 at [●], Mountain time. You will be able to attend the special meeting virtually by visiting www.virtualshareholdermeeting.com/PLTR2022SM, where you will be able to listen to the meeting, submit questions, and vote online.

The attached formal meeting notice and Proxy Statement contain details of the business to be conducted at the special meeting.

Whether or not you attend the special meeting, it is important that your shares be represented and voted at the special meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone, or mail.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Palantir.

Sincerely,

Alexander Karp

Chief Executive Officer, Co-Founder and Director

PALANTIR TECHNOLOGIES INC.

1200 17th Street, Floor 15

Denver, Colorado 80202

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date	[●], Mountain time, on [●], 2022

Place	The special meeting will be conducted virtually via webcast. You will be able to attend the special meeting virtually by visiting www.virtualshareholdermeeting.com/PLTR2022SM, where you will be able to listen to the meeting, submit questions, and vote online during the meeting.

Items of Business

•  To approve the amendment and restatement of our certificate of incorporation.

•  To transact other business that may properly come before the special meeting or any adjournments or postponements thereof.

Record Date

[●], 2022.

Only stockholders of record as of the close of business on [●], 2022 are entitled to notice of and to vote at the special meeting.

A list of the stockholders of record entitled to vote at the special meeting will be available for examination, for any purpose germane to the special meeting, during ordinary business hours for ten days prior to the special meeting at our corporate headquarters located at 1200 17th Street, Floor 15, Denver, CO 80202. The stockholder list will also be available online at www.virtualshareholdermeeting.com/PLTR2022SM during the special meeting.

Availability of Proxy Materials

The Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement, notice of special meeting and form of proxy is first being sent or given on or about [●], 2022 to all stockholders entitled to notice of and to vote at the special meeting.

The proxy materials can be accessed as of [●], 2022 by visiting www.proxyvote.com.

Voting	Whether or not you plan to attend the special meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone, or mail as soon as possible.

By order of the Board of Directors,

Alexander Karp
Chief Executive Officer, Co-Founder and Director
Denver, Colorado
[●], 2022

i

PALANTIR TECHNOLOGIES INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To be held at [●], Mountain time, on [●], 2022

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

Why am I receiving these materials?

This Proxy Statement and the form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the special meeting of stockholders of Palantir Technologies Inc., a Delaware corporation, and any postponements, adjournments, or continuations thereof. The special meeting will be held on [●], 2022 at [●], Mountain time. The special meeting will be conducted virtually via webcast. You will be able to attend the special meeting virtually by visiting www.virtualshareholdermeeting.com/PLTR2022SM, where you will be able to listen to the meeting, submit questions, and vote online during the meeting.

The Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access this Proxy Statement and the accompanying notice of special meeting and form of proxy is first being sent or given on or about [●], 2022 to all stockholders of record as of the close of business on [●], 2022. The proxy materials can be accessed as of [●], 2022 by visiting www.proxyvote.com. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials are set forth in the Notice of Internet Availability.

What proposal will be voted on at the special meeting?

The sole proposal to be voted on at the special meeting is the approval of the amendment and restatement of our certificate of incorporation. As of the date of this Proxy Statement, our management and Board of Directors were not aware of any other matters to be presented at the special meeting.

How does the Board of Directors recommend that I vote on this proposal?

Our Board of Directors recommends that you vote your shares “FOR” the approval of the amendment and restatement of our certificate of incorporation.

Who is entitled to vote at the special meeting?

You can vote at the special meeting if you were a holder of our common stock as of the close of business on [●], 2022, the “record date.” Each share of Class A common stock is entitled to one vote per share as of the record date. Each share of Class B common stock is entitled to ten votes per share as of the record date and is convertible at any time, at the option of the holder thereof, into one share of Class A common stock. Each share of Class F common stock has the number of votes described below. As of the close of business on [●], 2022, we had [●] shares of common stock outstanding and entitled to vote on any matter, consisting of [●] shares of Class A common stock, [●] shares of Class B common stock, and [●] shares of Class F common Stock. The holders of the shares of Class A common stock, Class B common stock, and Class F common stock will vote as a single class on the matter described in this Proxy Statement for which your vote is being solicited.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the special meeting. Throughout this Proxy Statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank, or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank, or other nominee sent to you. As a beneficial owner, you are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote these shares at the special meeting unless you obtain a signed legal proxy from your broker, bank, or other nominee giving you the right to vote the shares. Throughout this Proxy Statement, we refer to these holders as “street name stockholders.”

Are there any voting agreements or arrangements among Palantir’s Founders?

We have three series of common stock, Class A common stock, Class B common stock, and Class F common stock, which have different voting rights as set forth below. All shares of our Class F common stock are held in a voting trust (the “Founder Voting Trust”), established by Stephen Cohen, Alexander Karp, and Peter Thiel (our “Founders”) pursuant to a voting trust agreement (the “Founder Voting Trust Agreement”) with Wilmington Trust, National Association as trustee (the “Trustee”). Our Founders are also currently party to a voting agreement (the “Founder Voting Agreement”) with Wilmington Trust, National Association as the grantee of certain proxies and powers of attorney contemplated therein (the “Grantee”). Pursuant to the terms of the Founder Voting Agreement, our Founders and certain of their affiliates have granted a proxy and power of attorney to the Grantee to vote shares of our Class A common stock and Class B common stock held by our Founders and such affiliates other than certain designated shares (the “Designated Founders’ Excluded Shares” or “DFES”). For a description of the voting rights of our common stock and the voting arrangements of our Founders, please see the section titled “Voting Structure and Arrangements.”

How many shares are outstanding and entitled to vote as of the record date?

As of the close of business on the record date, there were:

•

[●] shares of Class A common stock outstanding, of which [●] shares were held by our Founders and their affiliates and subject to the Founder Voting Agreement and [●] shares were held by Mr. Thiel’s affiliates as DFES.

•

[●] shares of Class B common stock outstanding, of which [●] shares were held by our Founders and their affiliates and subject to the Founder Voting Agreement and [●] shares were held by Mr. Thiel’s affiliates as DFES; and

•	[●] shares of Class F common stock outstanding, all of which were held in the Founder Voting Trust.

How many votes is each share entitled to for the proposal at the special meeting?

Class A common stock is entitled to one vote per share and Class B common stock is entitled to ten votes per share for the proposal.

As of the close of business on the record date, the aggregate voting power of all outstanding shares of Class A common stock and Class B common stock was [●] votes. Of these, the shares of Class A common stock and

Class B common stock held by our Founders and their affiliates and subject to the Founder Voting Agreement represented [●] votes, the Designated Founders’ Excluded Shares held by Mr. Thiel’s affiliates represented [●] votes, and the shares of Class A common stock and Class B common stock held by all other stockholders represented [●] votes.

For the proposal, the voting power of the Class F common stock shall equal [●]% of the voting power of all of the outstanding shares of our capital stock entitled to vote on such proposal (including the Class F common stock), less the voting power of the shares of Class A common stock and Class B common stock subject to the Founder Voting Agreement and the Designated Founders’ Excluded Shares (but if such subtraction had resulted in a figure less than zero, then the Class F common stock would have had zero votes). Accordingly, for the proposal, shares of Class F common stock, all of which are held in the Founder Voting Trust, will have [●] votes in the aggregate, or approximately [●] votes per share, representing [●]% of the voting power for the proposal.

For information regarding shares of our Class A common stock, Class B common stock, and Class F common stock outstanding as of the close of business on the record date, please see the section titled “Voting Structure and Arrangements.”

How many votes are needed for the proposal to pass?

The approval of the proposal will require the affirmative vote of a majority of the voting power of all shares of our outstanding capital stock.

What is the quorum requirement for the special meeting?

A quorum is the minimum number of shares required to be present or represented at the special meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person (including virtually) or by proxy, of a majority of the voting power of the shares of our capital stock issued and outstanding and entitled to vote as of the record date will constitute a quorum to transact business at the special meeting. Stockholders who log in to the special meeting using the control number included on their Notice of Internet Availability or proxy card will be considered present in person (including virtually) at the special meeting. Abstentions will be counted as present and entitled to vote for purposes of determining a quorum. Because the sole proposal to be voted on at the special meeting is not considered a routine matter, we do not expect any broker non-votes to be received in connection with the special meeting.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•

by Internet at www.proxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern time, on [●], 2022 (have your Notice of Internet Availability or proxy card in hand when you visit the website);

•	by toll-free telephone at +1-800-690-6903, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern time, on [●], 2022 (have your Notice of Internet Availability or proxy card in hand when you call);

•	by completing, signing, and mailing your proxy card, which must be received prior to the special meeting; or

•

by attending the special meeting virtually by visiting www.virtualshareholdermeeting.com/PLTR2022SM, where you may vote during the meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website).

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank, or other nominee. You must follow the instructions provided by your broker, bank, or other nominee in order to instruct them on how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, then you may not vote your shares at the special meeting unless you obtain a legal proxy from your broker, bank, or other nominee.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank, or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted “FOR” the approval of the amendment and restatement of our certificate of incorporation. In addition, if any other matters are properly brought before the special meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment. If you are a stockholder of record and you do not submit a proxy or otherwise vote your shares using one of the methods above, then your shares will not be voted.

Street Name Stockholders. Brokers, banks, and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank, or other nominee will not have discretion to vote on our sole proposal, which is considered a non-routine matter, absent direction from you. In the event that your broker, bank, or other nominee is not able to vote your shares on our sole matter, then those shares will have the same effect as votes “AGAINST” the proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted.

Can I change my vote or revoke my proxy?

Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the special meeting by:

•	entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);

•	completing and returning a later-dated proxy card, which must be received prior to the special meeting;

•

delivering a written notice of revocation to our corporate secretary at 1200 17th Street, Floor 15, Denver, Colorado 80202, Attention: Corporate Secretary, which must be received prior to the special meeting; or

•	attending and voting at the special meeting (although attendance at the special meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank, or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the special meeting?

We will be hosting the special meeting via webcast only. You will be able to attend the special meeting virtually, submit your questions during the meeting, and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/PLTR2022SM. To participate in the special meeting, you will need the control number included on your Notice of Internet Availability or proxy card. The special meeting webcast will begin promptly at [●], Mountain time. We encourage you to access the meeting prior to the start time. Online check-in will begin at [●] Mountain time, and you should allow ample time for the check-in procedures.

How can I get help if I have trouble checking in or listening to the special meeting online?

If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. David Glazer, our Chief Financial Officer and Treasurer, and Ryan Taylor, our Chief Legal and Business Affairs Officer, and each of them, with full power of substitution and re-substitution, have been designated as proxy holders for the special meeting by our Board of Directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the special meeting in accordance with the instructions of the stockholder. If, however, a proxy is dated, executed, and returned, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors on the proposal as described above. If any other matters are properly brought before the special meeting, then the proxy holders will use their own judgment to determine how to vote shares with respect to which they hold a proxy. If you have granted a proxy and the special meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

How can I contact Palantir’s transfer agent?

You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at +1-781-575-3105, or by writing Computershare Trust Company, N.A., at 150 Royall Street, Suite 101, Canton, Massachusetts 02021. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.computershare.com/investor.

How are proxies solicited for the special meeting and who is paying for such solicitation?

Our Board of Directors is soliciting proxies for use at the special meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing, and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks, and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks, or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications, or other means by our directors, officers, or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

Where can I find the voting results of the special meeting?

We anticipate announcing preliminary voting results at the special meeting. We will also disclose voting results on a Current Report on Form 8-K (a “Form 8-K”) that we will file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the meeting. If final voting results are not available to us in time to timely file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposal, how to request printed copies of the proxy materials, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our stockholder meetings.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?

If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the Notice of Internet Availability or Proxy Statement. How may I obtain an additional copy of the Notice of Internet Availability or Proxy Statement?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the Proxy Statement, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the Proxy Statement, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of future Notices of Internet Availability, Proxy Statement, or annual reports, as applicable, you may contact us as follows:

Palantir Technologies Inc.

Attention: Investor Relations

1200 17th Street, Floor 15

Denver, Colorado 80202

(720) 358-3679

Street name stockholders may contact their broker, bank, or other nominee to request information about householding.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are all statements (and their underlying assumptions) included in this Proxy Statement that refer, directly or indirectly, to future events or outcomes and, as such, are inherently not factual, but rather reflect only our current projections for the future. Consequently, forward-looking statements usually include words such as “estimate,” “intend,” “plan,” “predict,” “seek,” “may,” “will,” “should,” “would,” “could,” “anticipate,” “expect,” “believe,” or similar words, in each case, intended to refer to future events or circumstances. Our future results may differ materially from our past results and from those projected in the forward-looking statements due to various uncertainties and risks, including, but not limited to, those included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on February 24, 2022 and our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based upon information available to us at this time. These statements are not guarantees of future performance. We disclaim any obligation to update information in any forward-looking statement.

VOTING STRUCTURE AND ARRANGEMENTS

Multi-Class Common Stock

We have three series of common stock, Class A common stock, Class B common stock, and Class F common stock, which have different voting rights. Shares of Class A common stock have one vote per share. Shares of Class B common stock have ten votes per share. Subject to the Ownership Threshold (as defined below), shares of Class F common stock will generally have a number of votes per share that would cause the total votes of all shares of Class F common stock, together with other shares of Class A common stock and Class B common stock held by our Founders and their affiliates that are subject to the Founder Voting Agreement or are Designated Founders’ Excluded Shares, to equal 49.999999% of the voting power with respect to a matter. If the Ownership Threshold is not met, the shares of Class F common stock will have ten votes per share. In certain cases, however, even if the Ownership Threshold is met, if the voting power of shares of Class A common stock and Class B common stock held by the Founders or their affiliates that are subject to the Founder Voting Agreement or are Designated Founders’ Excluded Shares collectively equals greater than 49.999999% of the voting power with respect to a matter, then the Class F common stock will have zero votes with respect to such matter.

Founder Voting Trust

All shares of our Class F common stock are held in the Founder Voting Trust. So long as our Founders who are then party to the Founder Voting Agreement and certain of their affiliates collectively meet the Ownership Threshold on the applicable record date, then the Class F common stock, when taken together with all other shares subject to the Founder Voting Agreement and any Designated Founders’ Excluded Shares, will give our Founders the ability to control up to 49.999999% of the total voting power of our capital stock. The ownership threshold (defined in our amended and restated certificate of incorporation as the “Ownership Threshold”) is 100 million “Corporation Equity Securities,” as defined in our amended and restated certificate of incorporation, and is subject to reduction if a Founder withdraws from the Founder Voting Agreement. As of the record date for the special meeting, the Ownership Threshold [was] satisfied.

Our amended and restated certificate of incorporation requires that, with respect to each matter that is submitted to a vote of our stockholders at the special meeting, each of our Founders who is then party to the Founder Voting Agreement will, no later than three business days prior to the date of the special meeting (the “Instruction Date”), deliver to our Secretary, the Trustee and each other Founder who is then party to the Founder Voting Agreement an instruction identifying how such Founder desires votes corresponding to the Class F common stock to be cast (which can include a vote of “abstain” that may not constitute a “vote” under the applicable voting standard required to approve the matter). All three Founders are currently party to the Founder Voting Agreement. Accordingly, to the extent that at least two Founder instructions contain the same instruction as to how the Class F common stock should be cast in respect of a matter, the shares of Class F common stock held in the Founder Voting Trust will be voted, as a whole, by the Trustee in the manner contained in such matching instructions with respect to such matter. Conversely, if no two voting instructions are the same with respect to a matter, the shares of Class F common stock held in the Founder Voting Trust will be voted, as a whole, by the Trustee as “abstain.” The Trustee will not exercise any voting discretion over the shares of Class F common stock held in the Founder Voting Trust.

Founder Voting Agreement

Our Founders are currently party to the Founder Voting Agreement. Under the terms of the Founder Voting Agreement, the shares subject to the Founder Voting Agreement will be voted with respect to a matter in the same manner in which the Trustee votes the shares of Class F common stock with respect to such matter. Pursuant to the terms of the Founder Voting Agreement, each Founder granted, and Mr. Thiel caused certain of his affiliates to grant, a proxy and power of attorney to the Grantee to vote, or to deliver or not deliver consents, as applicable, with respect to:

(1) any Corporation Equity Securities entitled to vote on a matter submitted to a vote of our stockholders (other than shares of Class F common stock) that are held or owned, directly or indirectly, by such Founder or such affiliate, if applicable, and for which such Founder or such affiliate either has (a) sole voting power or (b) shared voting power and the power and authority to grant, or to cause to be granted, a proxy and power of attorney with respect to such Corporation Equity Securities; and

(2) any other shares of our capital stock entitled to vote on a matter submitted to a vote of our stockholders (other than shares of Class F common stock) as volunteered by such Founder or such affiliate.

For the special meeting, the Founder Voting Trust Agreement provides that the Trustee will notify the Grantee of how the Trustee will vote the shares of Class F common stock held in the Founder Voting Trust. Pursuant to the Founder Voting Agreement, the Grantee will vote all shares of our capital stock entitled to vote on such matter for which the Grantee has been granted a proxy and power of attorney in accordance with the Founder Voting Agreement and will take all necessary and appropriate action in order to ensure that all such shares are voted, as a whole, in the same manner as the shares of Class F common stock will be voted by the Trustee, as notified to the Grantee by the Trustee. If the Grantee has not received a vote notification from the Trustee, the Grantee will not vote any shares of our capital stock over which it has been granted a proxy and power of attorney under the Founder Voting Agreement.

Under our amended and restated certificate of incorporation, a Founder may designate as Designated Founders’ Excluded Shares a number of shares that would otherwise be required to be subject to the Founder Voting Agreement. A Founder’s Designated Founders’ Excluded Shares may be voted (or not voted) by the Founder or certain applicable affiliates of such Founder in his or their discretion, which may include a manner different than the voting power exercised in accordance with the decision of a majority of our Founders who are then party to the Founder Voting Agreement. Such Designated Founders’ Excluded Shares also reduce the total voting power of the Class F common stock. Mr. Thiel has designated a portion of the shares of Class A common stock and Class B common stock beneficially owned by him and his affiliates as Designated Founders’ Excluded Shares. Accordingly, Mr. Thiel or his affiliates may vote or not vote such Designated Founders’ Excluded Shares in their discretion.

Information About Our Capital Stock

The following chart provides information regarding shares of our Class A common stock, Class B common stock, and Class F common stock outstanding as of the close of business on the record date and related information about the number of votes with respect to the proposal.

Number of Shares of Class A Common Stock and Class B Common Stock	[●] shares of Class A common stock [●] shares of Class B common stock

Number of Votes Per Share of Class A Common Stock and Class B Common Stock	One vote per share of Class A common stock Ten votes per share of Class B common stock

Number of Aggregate Votes of Class A Common Stock and Class B Common Stock	[●] votes

Number of Shares Subject to the Founder Voting Agreement	[●] shares of Class A common stock [●] shares of Class B common stock

Number of Aggregate Votes of Class A Common Stock and Class B Common Stock Subject to the Founder Voting Agreement	[●] votes

Number of DFES	[●] shares of Class A common stock [●] shares of Class B common stock

Number of Aggregate Votes of the DFES	[●] votes

Number of Shares Subject to the Founder Voting Agreement plus DFES (collectively, “Founder Shares”)	[●] shares of Class A common stock [●] shares of Class B common stock

Number of Aggregate Votes of the Founder Shares	[●] votes

Number of Shares Other than Founder Shares and Class F Shares (“Other Stockholder Shares”)	[●] shares of Class A common stock [●] shares of Class B common stock

Number of Aggregate Votes of the Other Stockholder Shares	[●] votes

Number of Aggregate Votes of the Class F Shares	With respect to the proposal: [●] votes

Number of Shares of Class F Common Stock	[●] shares

Number of Votes Per Share of the Class F Common Stock	With respect to the proposal: Approximately [●] votes per share

BACKGROUND OF THE PROPOSAL

Adoption of Our Governance Structure

Prior to 2020, we had preferred stock and two classes of common stock, Class A common stock and Class B common stock, which cast one vote and ten votes per share, respectively. In 2020, we pursued a direct public listing (the “Direct Listing”) of the Class A common stock. Prior to the Direct Listing, our stock was governed by contracts that restricted many holders’ ability to transfer or vote their shares, and which effectively prescribed the composition of our Board of Directors. On July 22, 2020, our Board of Directors formed a special committee composed of four independent directors (the “Special Governance Committee”) to review and evaluate our governance structure in connection with the potential Direct Listing. The Special Governance Committee was delegated all of the power and authority of our Board of Directors for these matters, to the extent permitted by applicable law.

The Special Governance Committee and our Founders agreed on the governance structure that was eventually adopted (the “Governance Structure”), which entitles our Founders, in most situations, to exercise exactly 49.999999% of our total voting power. This was accomplished by our Founders exchanging a portion of their high-vote, Class B common stock for shares of Class F common stock, whose voting power is generally determined based on the number of other shares (i) held or owned, directly or indirectly, by our Founders, and (ii) that are outstanding and entitled to vote on a given matter or are present in person or represented by proxy and entitled to vote on a given matter. The Governance Structure is described in further detail in the section titled “Voting Structure and Arrangements.”

The Special Governance Committee unanimously approved, and recommended that our Board of Directors approve, the Governance Structure on August 19, 2020. Adopting the Governance Structure prior to the Direct Listing required amendments to our then-effective Amended and Restated Certificate of Incorporation. We solicited stockholders’ written consent by way of an Information Statement, dated August 20, 2020. The requisite written consents and other necessary approvals for the amendments for the Governance Structure were obtained, including from a majority of voting power held by non-Founder (or Founder-affiliate) stockholders in the aggregate and a majority of the non-Founder (or Founder-affiliate) voting power of each of the Class A common stock, the Class B common stock and our preferred stock outstanding at the time. These amendments were linked to the process for publicly listing our Class A common stock.

On August 25, 2020, we filed a registration statement on Form S-1 with the Securities and Exchange Commission (as amended, the “Registration Statement”). The final version of the Registration Statement, dated September 21, 2020, described in detail the Class F common stock and the Governance Structure. The Registration Statement explained that, “for the foreseeable future, the control of our company will be concentrated with our Founders through our Class F common stock.” On September 22, 2020, the Registration Statement became effective, and, on September 30, 2020, the Class A common stock began trading on the New York Stock Exchange. Disclosures identical to those contained in the Registration Statement were subsequently made in the final prospectus filed with the Securities and Exchange Commission on September 30, 2020, which discussed at length the Direct Listing and, among other things, our capital structure.

The Governance Structure replaced the three major stockholder agreements related to our pre-Direct Listing governance structure—including a voting agreement, investors’ rights agreement and first refusal and co-sale agreement—with three interrelated agreements: our current certificate of incorporation (which sets forth the terms of the Class F common stock), the Founder Voting Trust Agreement and the Founder Voting Agreement.

Litigation Regarding Our Governance Structure

On March 31, 2021, plaintiff Jason Hirsch filed a putative class action complaint in the Court of Chancery of the State of Delaware (the “Court”) asserting that our certificate of incorporation and the Class F common stock are invalid under Delaware law generally, including because they allegedly ran afoul of Sections 151, 212, and 231 of the Delaware General Corporation Law (the “DGCL”), and that the putative class had been harmed by the issuance of the Class F common stock, and seeking to have the Court “strike” the Class F common stock from our certificate of incorporation (such putative class action, the “Class Action Litigation”). The Class Action Litigation named us, as well as our Founders, as defendants.

On May 18, 2021, Mr. Hirsch filed a motion for leave to file an amended complaint to substitute himself with Eric R. Gilbert, on the ground that Mr. Hirsch no longer desired to be the plaintiff.    On May 27, 2021, Mr. Gilbert filed an amended complaint that asserted identical claims to the original complaint. On October 19, 2021, the Court held a hearing on the parties’ cross-motions for summary judgment. Subsequently, the parties to the Class Action Litigation engaged in arms-length settlement discussions before reaching an agreement in principle to settle the Class Action Litigation that was memorialized in a term sheet executed on January 13, 2022. On May 13, 2022, the parties entered into a Stipulation of Compromise and Settlement with respect to the Class Action Litigation (the “Settlement”). On September 13, 2022, the Court approved the Settlement and entered judgment dismissing the Class Action Litigation with prejudice, and, on October 13, 2022, the judgment became final and non-appealable.

Terms of the Settlement

Pursuant to the Settlement, we agreed to take the necessary corporate actions to cause the amended and restated certificate of incorporation, as set forth in Appendix A-1 hereto (the “New Certificate”), to be approved by our Board of Directors and to call a special meeting of stockholders proposing such amendments. For convenience of reference, a copy of the New Certificate showing the changes from our currently effective certificate of incorporation (the “Current Certificate”), with deleted text shown in strikethrough and added text shown as double-underlined, is attached as Appendix A-2. We and our Founders have agreed to use our individual and collective reasonable best efforts to effect, take, or cause to be taken all actions, and to do, or cause to be done, all things reasonably necessary, proper, or advisable under applicable laws, regulations, and agreements to consummate and make effective, as promptly as practicable, the Settlement, including supporting the special meeting. However, the Settlement does not require any Founder or such Founder’s affiliates to vote any DFES in connection with the special meeting and the Settlement does not require us or our Founders to adjourn the special meeting until a quorum is present or represented.

Pursuant to the Settlement, we also agreed to take the necessary corporate actions to cause the amended and restated bylaws, as set forth in Appendix B-1 hereto (the “New Bylaws”), to be approved by our Board and made effective following the special meeting. For convenience of reference, a copy of the New Bylaws showing the changes from our currently effective bylaws (the “Current Bylaws”), with deleted text shown in strikethrough and added text shown as double-underlined, is attached as Appendix B-2. Pursuant to the Settlement, we have also agreed not to materially modify (a) those changes to the Current Bylaws that are marked as deleted or added text in Sections 2.14, 2.15, and 4.5 of Appendix B-2 hereto and (b) those changes to the Current Certificate (if the New Certificate is adopted by the required vote of our stockholders) that are marked as deleted or added text in Articles IV.D.1 and 2, and V of Appendix A-2 hereto, in each case, if the modification to the deleted or added text is materially adverse to the benefits for the class as set forth in the Settlement, until the earlier of (x) the fifth anniversary of the entry of the judgment dismissing the Class Action Litigation or (y) the Final Class F Conversion Date (as defined in the New Certificate). Such changes are respectively generally described in (a) the sections titled “Summary of New Bylaws—Independent Certifier,” “ —Inspector of Elections,” “ —Independent Committee Approval of Certain Transactions” or “—Equal Treatment of Common Stock in Certain Transactions” below; and (b) the sections titled “Summary of New Certificate—Determination of Voting Power of Class F Common Stock,” “ —Documentation of Founder Shares” or “ —Approval of Certain Change of Control Transactions.”

Summary of New Certificate

The following is a summary of the principal amendments reflected in the New Certificate. This discussion of the New Certificate is a summary only and is qualified in its entirety by reference to the New Certificate, a copy of which is attached as Appendix A-1. For convenience of reference, a copy of the New Certificate showing the changes from our Current Certificate, with deleted text shown in strikethrough and added text shown as double-underlined, is attached as Appendix A-2. The following discussion of changes that would be effected by the New Certificate refers to the amendments that will become effective if the New Certificate is adopted by the required vote of our stockholders and filed by us with the Secretary of State of Delaware.

Determination of Voting Power of Class F Common Stock

Article IV, Section D.1(b)(iii) of the Current Certificate provides, among other things, that, in determining the voting power of shares of our Class F common stock, whether in respect of a matter that is submitted to a vote at a stockholder meeting or with respect to an action by written consent, we shall use reasonable best efforts to, first, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of our capital stock (excluding our Class F common stock) and, second, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of our capital stock (including our Class F common stock). The New Certificate would remove the “reasonable best efforts” qualification and specify that these procedures shall be performed.

Documentation of Founder Shares

Article IV, Section D.1(c)(iii) of the Current Certificate provides, among other things, that information regarding the Founder Shares (as defined in the Current Certificate) furnished by the Grantee (or all our Founders who are then party to the Founder Voting Agreement) to our secretary pursuant to Article IV, Section D.1(c)(ii)(x) of the Current Certificate shall be presumptive evidence of such information. The New Certificate would amend Article IV, Section D.1(c)(iii) to remove this presumption.

Article IV, Section D.1(c)(iii) of the Current Certificate also provides, among other things, that we are not required to furnish any evidence relating to our calculation of the voting power of the Class F common stock to any person except as required by law and except to our Founders who are then party to the Founder Voting Agreement as provided in the Current Certificate. The New Certificate would amend Article IV, Section D.1(c)(iii) to provide that we are not required to furnish any evidence relating to the calculation of the voting power of the Class F common stock to any person except as required by law or as specified in our bylaws and except to our Founders who are then party to the Founder Voting Agreement as provided in the New Certificate. As discussed below, Section 2.14 of the New Bylaws would specify that certain materials related to the calculation of the voting power of the Class F common stock shall be incorporated into our “books and records,” and expressly subject to demands to us made in compliance with Section 220 of the DGCL, subject to the requirements and limitations of such section.

Approval of Certain Change of Control Transactions

The New Certificate would insert a new Article IV, Section D.2(e) providing that, if we enter into any transaction, other than a restructuring transaction or a transaction that otherwise does not involve a Change of Control (as described below), which transaction requires, pursuant to Section 251(c) or Section 271(a) of the DGCL, the approval of holders of a majority of the voting power of all of the outstanding shares of our capital stock entitled to vote thereon, such transaction shall be subject to approval by the holders of at least fifty-five percent (55.0%) of the voting power of all of the outstanding shares of our capital stock entitled to vote thereon if the record date for determining the stockholders entitled to vote to approve such transaction occurs prior to the Final Class F Conversion Date (as defined in the New Certificate). In addition, the New Certificate would add the new defined term “Change of Control” to Article V. Such term would be defined to mean any transaction the result of which is that any person (other than one or more of our Founders or their respective controlled affiliates) becomes the beneficial owner, directly or indirectly, of more than 50% of the voting power of all of the outstanding shares of our capital stock. For purposes of this definition, (i) the term “person” would have the meaning used in Section 13(d)(3) of the Exchange Act; (ii) the term “beneficial owner” would have the meaning used in Rules 13d-3 and 13d-5 under the Exchange Act; and (iii) any direct or indirect parent company of us would not itself be considered a “person” for purposes of this definition, so long as holders of our capital stock are the beneficial owners, directly or indirectly, of more than 50% of the voting power of all of the outstanding shares of capital stock of such company.

Summary of New Bylaws

At the special meeting, stockholders will not be asked to vote on the adoption of the New Bylaws. The New Bylaws are expected to be approved by our Board of Directors in accordance with the Current Bylaws without submission to our stockholders for approval, and are expected to become effective after the date scheduled for the special meeting (regardless of the outcome or results of the special meeting). We have included a summary of the principal amendments to be reflected in the New Bylaws in order to provide additional background to stockholders on the terms of the Settlement. This discussion of the New Bylaws is a summary only and is qualified in its entirety by reference to the New Bylaws, a copy of which is attached as Appendix B-1. For convenience of reference, a copy of the New Bylaws showing the changes from our Current Bylaws, with deleted text shown in strikethrough and added text shown as double-underlined, is attached as Appendix B-2.

Determination of Quorum

Section 2.6 of the Current Bylaws provides, among other things, that in determining the voting power of the shares of our capital stock (including our Class F common stock) that are issued and outstanding and entitled to vote for purposes of assessing the presence or absence of a quorum at a stockholder meeting, we shall use reasonable best efforts to, first, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of our capital stock (excluding our Class F common stock) and, second, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of our capital stock (including our Class F common stock). The New Bylaws would require us to engage an inspector or inspectors of election with respect to a stockholder meeting to perform such procedures, as applicable.

Determination of Voting Power

Section 2.9 of the Current Bylaws provides, among other things, that, for purposes of determining the voting power of shares of our capital stock present in person or represented by proxy and entitled to vote on a matter, we shall use reasonable best efforts to, first, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of our capital stock (excluding our Class F common stock) and, second, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of our capital stock (including our Class F common stock). The New Bylaws would remove the “reasonable best efforts” qualification and require us to engage an inspector or inspectors of election to perform such procedures in determining the voting power of such shares at a stockholder meeting.

Section 2.10 of the Current Bylaws provides that, for purposes of determining the voting power of shares of our outstanding stock with respect to a stockholder action by written consent or consents without a meeting, we shall use reasonable best efforts to, first, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of our capital stock (excluding our Class F common stock) and, second, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of our capital stock (including our Class F common stock). The New Bylaws would remove the “reasonable best efforts” qualification and specify that we shall perform such procedures to determine the voting power of such shares with respect to a stockholder action by written consent or consents without a meeting.

Independent Certifier

The New Bylaws would insert a new Section 2.14 to our bylaws entitled “Founder Shares,” which would require that, in connection with any meeting of stockholders requiring a stockholder vote where the applicable record date is prior to the Final Class F Conversion Date, we retain a third-party professional or firm independent of our Founders (the “Independent Certifier”), which Independent Certifier shall review and certify, as of the record date for determination of stockholders entitled to vote on each matter subject to a vote of stockholders at such stockholder meeting, the aggregate number and class or series of Founder Shares outstanding and entitled to vote on each such matter. We would be obliged to publicly disclose prior to each applicable stockholder meeting, via proxy statement or Current Report on Form 8-K, the aggregate number and class or series of Founder Shares outstanding and entitled to vote on each matter subject to a vote of stockholders at such stockholder meeting, as certified by the Independent Certifier. The retention of the Independent Certifier would be subject to approval by either a committee composed exclusively of directors other than our Founders (a “Non-Founder Committee”) or a majority of the members of our Board of Directors (excluding our Founders). The formation of a Non-Founder Committee would be subject to approval by resolution adopted by a majority of the total number of authorized directorships (whether or not there exist any vacancies or other unfilled seats) (the “Whole Board”). With respect to any stockholder meeting, the New Bylaws would also deem the following materials to be incorporated into our “books and records” (and expressly subject to demands to us made in compliance with Section 220 of the DGCL, subject to the requirements and limitations of such section): (i) all documentation regarding the Founder Shares furnished to the secretary of the Company or his or her delegate pursuant to Article IV, Section D.1(c)(ii)(x) of our certificate of incorporation, (ii) all portions of our stock ledger used by the Independent Certifier in certifying the aggregate number and class or series of Founder Shares outstanding and entitled to vote (as described above), and (iii) the certification delivered to us by the Independent Certifier in connection with its review and certification of the aggregate number and class or series of Founder Shares outstanding and entitled to vote on each matter subject to a vote of stockholders at such stockholder meeting.

Inspector of Elections

The New Bylaws would amend Section 2.15 of the Current Bylaws to provide that the inspector or inspectors of election appointed to act at a stockholder meeting shall be entitled to rely on the Independent Certifier’s certification of the aggregate number and class or series of Founder Shares outstanding and entitled to vote on each matter subject to a vote of stockholders at such stockholder meeting.

Independent Committee Approval of Certain Transactions

The New Bylaws would insert a new Section 4.5 to our bylaws entitled “Independent Committee; Approvals,” which would require that certain transactions related to our Founders be approved by a committee of our Board of Directors that is composed exclusively of directors who are determined by our Board of Directors, in their reasonable judgment, to qualify as independent directors in accordance with the rules of the New York Stock Exchange or another stock exchange, if applicable (each, an “Independent Committee”). The formation of an Independent Committee would be subject to approval by resolution adopted by a majority of the Whole Board. In all cases, however, each of the Audit Committee and Compensation, Nominating & Governance Committee of our Board of Directors would constitute an Independent Committee.

The New Bylaws would provide that any transaction between any of our Founders (or their controlled affiliates), on the one hand, and us, on the other, in which consideration exchanges hands between our Founders (or their controlled affiliates) and us, and such consideration has a fair market value in excess of $50,000,000, as determined by (i) a Non-Founder Committee, (ii) a majority of the members of our Board of Directors (excluding our Founders) or (iii) an Independent Committee, and that is entered into and consummated following the effective date of the New Bylaws and prior to the Final Class F Conversion Date and that would require disclosure pursuant to Item 404(a) of Regulation S-K, would require approval by either: (a) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the outstanding shares of our capital stock, voting together as a single class, or (b) an Independent Committee. These requirements would not apply to any transaction that results from, arises out of, relates to, involves, or constitutes the performance, satisfaction, exercise, failure to exercise, waiver of any right, remedy, obligation, undertaking, condition, or term of any transaction, agreement, contract, or arrangement that existed prior to the effectiveness of Section 4.5 of the New

Bylaws, has been previously approved pursuant to the Current Bylaws or the New Bylaws, or was part of a transaction previously disclosed pursuant to Item 404(a) of Regulation S-K.

Section 4.5 of the New Bylaws would also require that prior to any of our Founders (including their controlled affiliates) attempting any transaction, at any time prior to the Final Class F Conversion Date, involving the acquisition of our equity securities in a “Rule 13e-3 transaction” (as defined in Rule 13e-3 under the Exchange Act), such Founder or Founders notify our secretary (or his or her delegate) and the chairperson of our Board of Directors of the intention of such Founder or Founders to attempt a Rule 13e-3 transaction, and that such transaction be conditioned on the approval by (a) an Independent Committee and (b) the holders of a majority of the voting power of our capital stock that is held by our stockholders other than our Founders (including their controlled affiliates) and any holder of our Class F common stock.

Equal Treatment of Common Stock in Certain Transactions

Section 4.5 of the New Bylaws would additionally require that, in the case of a sale of all of the outstanding shares of our capital stock prior to the Final Class F Conversion Date, with respect to the consideration to which the holders of such shares are entitled (including the rights to elect among different forms of consideration), shares of our Class A common stock and Class B common stock held by any of our Founders or their controlled affiliates be treated equally, identically and ratably, on a per share basis, to those shares of our Class A common stock and Class B common stock, respectively, held by any of our stockholders other than our Founders (including their controlled affiliates) and any holder of our Class F common stock, unless different treatment is approved by an Independent Committee.

PROPOSAL

AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION

Summary

Our Board of Directors has approved, and recommends that our stockholders approve, the amendment and restatement of the Current Certificate to read as set forth in the New Certificate. For a summary of the principal amendments that will be effected if the New Certificate is adopted, refer to the section entitled “Background of the Proposal—Summary of New Certificate.” This discussion of the New Certificate is a summary only and is qualified in its entirety by reference to the New Certificate, a copy of which is attached as Appendix A-1. For convenience of reference, a copy of the New Certificate showing the changes from our Current Certificate, with deleted text shown in strikethrough and added text shown as double-underlined, is attached as Appendix A-2.

If the New Certificate is adopted by the required vote of our stockholders, we intend to file the New Certificate with the Secretary of State of Delaware. The New Certificate will be effective immediately upon acceptance of filing by the Secretary of State. Our Board of Directors reserves the right to abandon or delay the filing of the New Certificate even if it is approved by our stockholders.

Vote Required

The approval of the New Certificate will require a majority of the voting power of all shares of our outstanding capital stock. Abstentions will have the same effect as votes against this proposal.

Board of Directors Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of [●], 2022, for:

•	each of our named executive officers;

•	each of our directors;

•	all of our directors and executive officers as a group; and

•	each person known by us to be the beneficial owner of more than five percent of any class of our voting securities.

The amounts and percentages of Class A common stock, Class B common stock and Class F common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is considered to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security and under these rules, more than one person may be considered to be a beneficial owner of the same securities. We have deemed shares of our Class A common stock and Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of [●], 2022 assuming continued service through that period or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of [●], 2022 assuming continued service through that period to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person, and we did not deem these shares to be outstanding or beneficially owned for the purpose of the calculation of percentage of votes (record date outstanding shares) in the table below. Unless otherwise indicated, the address of each beneficial owner is c/o Palantir Technologies Inc., 1200 17th Street, Floor 15, Denver, Colorado 80202.

Shares Beneficially Owned
	Class A		Class B		Class F		Percentage of Votes (Record Date Outstanding Shares) %†
	Shares	%	Shares	%	Shares	%
Named Executive Officers and Directors:
Alexander Karp(1)	[●]	*	[●]	[●]	[●]	[●]	[●]††
Stephen Cohen(2)	[●]	*	[●]	[●]	[●]	[●]	[●]††
Shyam Sankar(3)	[●]	*	[●]	[●]	—	—	*
David Glazer(4)	[●]	*	—	—	—	—	*
Ryan Taylor(5)	[●]	*	[●]	*	—	—	*
Alexander Moore(6)	[●]	*	—	—	—	—	*
Alexandra Schiff(7)	[●]	*	[●]	*	—	—	*
Lauren Friedman Stat(8)	[●]	*	—	—	—	—	*
Peter Thiel(9)	[●]	[●]	[●]	[●]	[●]	[●]	[●]††
Eric Woersching	—	*	—	—	—	—	*
All executive officers and directors as a group (10 persons)(10)	[●]	[●]	[●]	[●]	[●]	[●]	[●]††
Greater than 5% Stockholders:
Canada Pension Plan Investment Board(11)	[●]	[●]	[●]	[●]	—	—	[●]
The Vanguard Group(12)	[●]	[●]	—	—	—	—	[●]
Founder Voting Control:
Shares subject to the Founder Voting Agreement(13)	[●]	[●]	[●]	[●]	—	—	[●]
Founder Voting Trust(14)	—	—	—	—	[●]	[●]	[●]
Designated Founders’ Excluded Shares(15)	[●]	[●]	[●]	[●]	—	—	[●]

Founder Total	[●]	[●]	[●]	[●]	[●]	[●]	[●]

*	Represents less than one percent (1%)
†

Percentage of votes (record date outstanding shares) represents the percentage of the total votes attributable to all shares of our Class A common stock, Class B common stock and Class F common stock outstanding as of the record date, as though all such shares were voted with respect to a matter submitted to our stockholders. With respect to Messrs. Cohen, Karp, and Thiel, the stated percentage is based on the votes attributable to all outstanding shares of Class A common stock and Class B common stock owned by them or their specified affiliates as of the close of business on the record date and does not include the votes attributable to the Class F common stock, except as shown in the row entitled “Founder Total” and as noted in footnotes 10 and 14 below. Each holder of our Class A common stock is entitled to one vote per share, each holder of our Class B common stock is entitled to 10 votes per share and each holder of our Class F common stock is entitled to a number of votes per share as described in the sections titled “Questions and Answers about the Proxy Materials and our Special Meeting—How many votes is each share entitled to for the proposal at the special meeting?” and “Voting Structure and Arrangements.” Holders of our Class A common stock, Class B common stock and Class F common stock will vote together as one class on any matters submitted to a vote of our stockholders, except as otherwise expressly provided in our amended and restated certificate of incorporation or required by applicable law.

††

Our Founders are party to the Founder Voting Agreement. The Founder Voting Agreement provides that all shares in respect of which our Founders or certain of their affiliates have granted a proxy and power of attorney in connection with such agreement will be voted, consented or not consented, as a whole, in the same manner as the shares of Class F common stock held in the Founder Voting Trust. Pursuant to the Founder Voting Agreement, voting power will be exercised pursuant to the instructions of our Founders who are then party to the Founder Voting Agreement pursuant to the terms of the Founder Voting Trust Agreement, so long as such Founders and certain of their affiliates meet the Ownership Threshold as of the applicable record date. For more information, please see the sections titled “Questions and Answers about the Proxy Materials and our Special Meeting—How many votes is each share entitled to for the proposal at the special meeting?” and “Voting Structure and Arrangements.”

(1)

Shares beneficially owned includes (i) [●] shares of Class A common stock and [●] shares of Class B common stock held of record by Mr. Karp; (ii) [●] shares of Class B common stock subject to options exercisable within 60 days of [●], 2022, all of which will be fully vested within 60 days of [●], 2022; (iii) [●] shares of Class B common stock subject to RSUs which are vested and will settle within 60 days of [●], 2022; (iv) [●] shares of Class B common stock subject to RSUs for which the applicable vesting and settlement conditions will be satisfied within 60 days of [●], 2022; and (v) [●] shares of Class F common stock held in the Founder Voting Trust. Each of our Founders has sole investment power with respect to [●] shares of Class F common stock held in the Founder Voting Trust.

(2)

Shares beneficially owned includes (i) [●] shares of Class A common stock and [●] shares of Class B common stock held of record by Mr. Cohen; (ii) [●] shares of Class B common stock subject to options exercisable within 60 days of [●], 2022, all of which will be fully vested within 60 days of [●], 2022; (iii) [●] shares of Class B common stock subject to RSUs for which the applicable vesting and settlement conditions will be satisfied within 60 days of [●], 2022; and (iv) [●] shares of Class F common stock held in the Founder Voting Trust. Each of our Founders has sole investment power with respect to [●] shares of Class F common stock held in the Founder Voting Trust.

(3)

Shares beneficially owned includes (i) [●] shares of Class A common stock and [●] shares of Class B common stock held of record by Mr. Sankar; (ii) [●] shares of Class A common stock held of record by the Sankar Irrevocable Remainder Trust; (iii) [●] shares of Class B common stock subject to options exercisable within 60 days of [●], 2022, all of which will be fully vested within 60 days of [●], 2022; (iv) [●] shares of Class A common stock subject to RSUs for which the applicable vesting and settlement conditions will be satisfied within 60 days of [●], 2022; and (v) [●] shares of Class B common stock subject to RSUs for which the applicable vesting and settlement conditions will be satisfied within 60 days of [●], 2022.

(4)

Shares beneficially owned includes (i) [●] shares of Class A common stock held of record by Mr. Glazer; (ii) [●]shares of Class A common stock subject to options exercisable within 60 days of [●], 2022, all of which will be fully vested within 60 days of [●], 2022; and (iii) [●] shares of Class A common stock subject to RSUs for which the applicable vesting and settlement conditions will be satisfied within 60 days of [●], 2022.

(5)

Shares beneficially owned includes (i) [●] shares of Class A common stock and [●] shares of Class B common stock held of record by Mr. Taylor; (ii) [●] shares of Class A common stock subject to options exercisable within 60 days of [●], 2022, all of which will be fully vested within 60 days of [●], 2022; and (iii) [●] shares of Class A common stock subject to RSUs for which the applicable vesting and settlement conditions will be satisfied within 60 days of [●], 2022.

(6)

Shares beneficially owned includes [●] shares of Class A common stock held of record by Mr. Moore. Of the shares of Class A common stock held of record by Mr. Moore, [●] shares are pledged as security for a line of credit.

(7)	Shares beneficially owned includes [●] shares of Class A common stock and [●] shares of Class B common stock held of record by Ms. Schiff.
(8)	Shares beneficially owned includes (i) [●] shares of Class A common stock held of record Ms. Stat and (ii) [●] shares of Class A common stock held of record by Ms. Stat’s spouse.

(9)

Shares beneficially owned includes (i) [●] shares of Class A common stock held of record by PLTR Holdings LLC (“PH”); (ii) [●] shares of Class A common stock and [●] shares of Class B common stock held of record by STS Holdings II LLC (“STS-II”); (iii) [●] shares of Class A common stock held of record by Rivendell 7 LLC (“RV-7”); (iv) [●] shares of Class A common stock and [●] shares of Class B common stock held of record by Rivendell 25 LLC (“RV-25”); (v) [●] shares of Class A common stock and [●] shares of Class B common stock held of record by Mithril PAL-SPV 1, LLC (“Mithril”); and (vi) [●] shares of Class F common stock held in the Founder Voting Trust. Each of our Founders has sole investment power with respect to [●] shares of Class F common stock held in the Founder Voting Trust. Mr. Thiel is the sole beneficial owner of each of STS-II, RV-7, RV-25, and PH and may be deemed to have sole voting and investment power over the shares held by such limited liability companies. Mr. Thiel is the Chairman of the Investment Committee of Mithril GP LP, the General Partner of Mithril LP, which, in turn, owns Mithril, and accordingly Mr. Thiel may be deemed to share voting and investment power over the securities held by Mithril. Shares of common stock held by certain entities affiliated with Mr. Thiel are subject to the Founder Voting Agreement, and as such will be included in the voting power shared by our Founders. Shares of our capital stock held by certain entities affiliated with Mr. Thiel, as controlled affiliates of Mr. Thiel, may also become subject to the Founder Voting Agreement, subject to exclusion pursuant to the terms of our amended and restated certificate of incorporation and the Founder Voting Agreement.

(10)

Shares beneficially owned includes (i) [●] shares of Class A common stock; (ii) [●] shares of Class B common stock; (iii) [●] shares of Class F common stock; (iv) [●] shares of Class A common stock subject to options exercisable within 60 days of [●], 2022, all of which will be fully vested within 60 days of [●], 2022; (v) [●] shares of Class B common stock subject to options exercisable within 60 days of [●], 2022, all of which will be fully vested within 60 days of [●], 2022; (vi) [●] shares of Class A common stock subject to RSUs for which the applicable vesting and settlement conditions will be satisfied within 60 days of [●], 2022; and (vii) [●] shares of Class B common stock subject to RSUs for which the applicable vesting and settlement conditions will be satisfied within 60 days of [●], 2022. Percentage of votes (record date outstanding shares) for all directors and executive officers as a group is based on the votes attributable to all outstanding shares of Class A common stock and Class B common stock owned by them or their specified affiliates as of the close of business on the record date and also includes the votes attributable to the Class F common stock.

(11)

Based on information obtained from our transfer agent and provided to us by the Canada Pension Plan Investment Board (“CPPIB”), shares beneficially owned includes [●] shares of Class A common stock and [●] shares of Class B common stock held of record by CPPIB. The address for CPPIB is One Queen Street East Suite 2500, Toronto ON M5C 2W8, Canada.

(12)

Based on information reported by The Vanguard Group - 23-1945930 (“Vanguard”) on Schedule 13G filed with the SEC on February 10, 2022. Of the shares of Class A common stock beneficially owned, Vanguard reported that it had shared voting power with respect to [●] shares, sole voting power with respect to zero shares, shared dispositive power with respect to [●] shares, and sole dispositive power with respect to [●] shares. Vanguard listed its address as 100 Vanguard Blvd. Malvern, PA 19355.

(13)

Shares of Class A common stock and Class B common stock subject to the Founder Voting Agreement include (i) [●] shares of Class A common stock and (ii) [●] shares of Class B common stock. In addition, pursuant to proxies and powers of attorney granted by our Founders or their affiliates in connection with the Founder Voting Agreement, the following shares will be subject to the Founder Voting Agreement upon vesting and settlement or exercise, as applicable: (a) [●] shares of Class B common stock subject to options exercisable within 60 days of [●], 2022, all of which will be fully vested within 60 days of [●], 2022, and (b) [●] shares of Class B common stock subject to RSUs for which the applicable vesting and settlement conditions will be satisfied within 60 days of [●], 2022.

(14)

Shares held in the Founder Voting Trust include [●] shares of Class F common stock held in the Founder Voting Trust, with respect to which the Founder Voting Trust has sole voting power. Shares of our capital stock held in the Founder Voting Trust will be voted by the Trustee based on the instructions of our Founders who are then party to the Founder Voting Agreement pursuant to the terms of the Founder Voting Trust Agreement. For more information, please see the section titled “Voting Structure and Arrangements.”

(15)

As of [●], 2022, Mr. Thiel had identified a portion of the shares of Class A common stock and Class B common stock beneficially owned by him and his affiliates as Designated Founders’ Excluded Shares, which will not be subject to the Founder Voting Agreement. Such Designated Founders’ Excluded Shares will reduce the total voting power of the Class F common stock. For more information regarding the voting power of these Designated Founders’ Excluded Shares with respect to the matter to be voted on at the special meeting, please refer to the section titled “Voting Structure and Arrangements.”

OTHER MATTERS

Stockholder Proposals or Director Nominations for 2023 Annual Meeting

If a stockholder would like us to consider including a proposal in our proxy statement for our 2023 annual meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our corporate headquarters on or before December 29, 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Palantir Technologies Inc.

Attention: Corporate Secretary

1200 17th Street, Floor 15

Denver, Colorado 80202

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2023 annual meeting, the stockholder must provide timely written notice to our corporate secretary at our corporate headquarters, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our corporate headquarters:

•	no earlier than 8:00 a.m., Mountain time, on February 7, 2023; and

•	no later than 5:00 p.m., Mountain time, on March 9, 2023.

In addition, to comply with newly-enacted Rule 14a-19 of the Exchange Act, stockholders must provide notice of the intent to solicit proxies in support of director nominees (other than our nominees) for the 2023 annual meeting by notifying our corporate secretary no later than April 8, 2023. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our amended and restated bylaws as described above.

In the event that we hold our 2023 annual meeting more or less than 25 days from the one-year anniversary of this year’s annual meeting, then such written notice must be received by our corporate secretary at our corporate headquarters:

•	no earlier than 8:00 a.m., Mountain time, on the 120th day prior to the day of our 2023 annual meeting, and

•	no later than 5:00 p.m., Mountain time, on the 10th day following the day on which public announcement of the date of our 2023 annual meeting is first made by us.

If a stockholder who has notified us of his, her, or its intention to present a proposal at an annual meeting of stockholders does not appear in person to present his, her, or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our corporate headquarters for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

* * *

Our Board of Directors does not know of any other matters to be presented at the special meeting. If any additional matters are properly presented at the special meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the special meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

BOARD OF DIRECTORS

Denver, Colorado

[●], 2022

APPENDIX A-1

PALANTIR TECHNOLOGIES INC.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Palantir Technologies Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A. The Corporation was originally incorporated under the name of Palantir Technologies Inc., and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 6, 2003.

B. This Amended and Restated Certificate of Incorporation (this “Restated Certificate of Incorporation”) was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

C. The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the Corporation is Palantir Technologies Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange St., Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

A. Classes of Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 24,701,005,000 shares, of which 22,701,005,000 shares shall be Common Stock (the “Common Stock”), par value $0.001 per share, and 2,000,000,000 shares shall be Preferred Stock (the “Preferred Stock”), par value $0.001 per share. 20,000,000,000 shares of the authorized shares of Common Stock are hereby designated Class A Common Stock (the “Class A Common Stock”), 2,700,000,000 shares of the authorized Common Stock are hereby designated Class B Common Stock (the “Class B Common Stock”), and 1,005,000 shares of the authorized Common Stock are hereby designated Class F Common Stock (the “Class F Common Stock”).

B. Rights of Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is authorized, subject to any limitations prescribed by law or set forth herein, to provide by resolution for the designation and issuance of shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers (which may include, without limitation, full, limited or no voting powers), preferences, and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof, and to file a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), setting forth such resolution or resolutions; provided that, prior to the Final Class F Conversion Date, the Board of Directors shall not designate or issue any series of Preferred Stock without the affirmative vote of the holders of a majority of the outstanding shares of Class F Common Stock, voting as a separate class.

C. Vote to Increase or Decrease Authorized Shares of Common Stock and Preferred Stock. The number of authorized shares of Common Stock (or any class thereof) and Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote thereon, without a separate vote of the holders of any class of Common Stock or Preferred Stock, or any separate series votes of any series thereof, irrespective of the provisions of Section 242(b)(2) of the DGCL, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

D. Rights of Class A Common Stock, Class B Common Stock and Class F Common Stock. The relative powers, rights, qualifications, limitations and restrictions granted to or imposed on the shares of Class A Common Stock, Class B Common Stock and Class F Common Stock are as follows:

1. Voting Rights.

(a) General Right to Vote Together; Exception. Except as otherwise expressly provided herein or required by applicable law, the holders of Class A Common Stock, Class B Common Stock and Class F Common Stock shall vote together as one class on all matters submitted to a vote of the stockholders of the Corporation. Notwithstanding the foregoing, except as otherwise required by applicable law, holders of Class A Common Stock, Class B Common Stock and Class F Common Stock, as such, shall not be entitled to vote on any amendment to this Restated Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the terms of this Restated Certificate of Incorporation (including any Preferred Stock Designation) or pursuant to applicable law; provided that, prior to the Final Class F Conversion Date, any such amendment that affects the number of shares of Preferred Stock, or the designation, powers, preferences, and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof, shall also require the affirmative vote of the holders of a majority of the outstanding shares of Class F Common Stock, voting as a separate class.

(b) Votes Per Share. Except as otherwise expressly provided herein or required by applicable law, on any matter that is submitted to a vote of stockholders of the Corporation:

i.

Each holder of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held as of the applicable record date on any matter that is submitted to a vote of such stockholders of the Corporation.

ii.

Each holder of Class B Common Stock shall be entitled to ten (10) votes for each share of Class B Common Stock held as of the applicable record date on any matter that is submitted to a vote of such stockholders of the Corporation.

iii.

Each holder of Class F Common Stock shall be entitled to a number of votes for each share of Class F Common Stock held as of the applicable record date on any matter that is submitted to a vote of such stockholders of the Corporation equal to (x) ten (10) votes (I) if the Founder Block, calculated as of the applicable record date, is less than the Ownership Threshold or (II) if the applicable vote is being sought from the holders of the Class F Common Stock separately as a class, solely for such separate class vote, and (y) in all other instances, (1) the Applicable Vote for All Shares of Class F Common Stock divided by (2) the number of outstanding shares of Class F Common Stock. Shares of Class F Common Stock shall be voted only in accordance with the corresponding True Founder Instruction. In determining the “Applicable Vote for All Shares of Class F Common Stock” (as defined below), whether in respect of a matter that is submitted to a vote at a meeting of the stockholders of the Corporation or with respect to an action by written consent, first, the procedures set forth in Section 231(b)(1)–(2) of the DGCL with respect to all of the outstanding shares of capital stock of the Corporation (excluding the Class F Common Stock) shall be performed and, second, the procedures set forth in Section 231(b)(1)–(2) of the DGCL with respect to all of the outstanding shares of capital stock of the Corporation (including the Class F Common Stock) shall be performed.

(c) Class F Common Stock Matters.

i.	Each Founder (or, in the event of his death, such Founder’s estate) shall promptly deliver written notice to the Corporation when any Founder ceases to be a Continuing Founder.

ii.

With respect to each matter that is submitted to a vote of the stockholders of the Corporation, (x) the Grantee (or all the Continuing Founders, in a single writing) shall, on or promptly after the applicable record date, submit to the Secretary the number, by class or series, of Founder Shares as of the applicable record date and (y) each Continuing Founder shall, no later than the applicable Instruction Date, deliver to the Secretary, the Trustee and each other Continuing Founder a Continuing Founder Instruction.

iii.

The voting power corresponding to the Class F Common Stock shall be calculated on the basis of such information furnished by the Grantee (or all of the Continuing Founders), unless a court of competent jurisdiction determines in a final, nonappealable order that such information is materially incorrect. Upon the request of a Continuing Founder, before the results of any vote or action of the stockholders of the Corporation are certified or otherwise become effective, the Corporation shall furnish to each Continuing Founder sufficient evidence for each such person to determine whether the Corporation’s calculation of voting power corresponding to the Class F Common Stock was correct and provide any such persons a reasonable opportunity to object to such calculation. Upon the resolution of any such objections, the results of such vote shall be certified or action shall become effective, and thereafter the calculation by the Corporation of the voting power corresponding to the Class F Common Stock in accordance with Article IV, Section D.1(b) and this Article IV, Section D.1(c) shall be conclusive and binding. The Corporation shall not be required to furnish any evidence relating to the calculation of the voting power corresponding to the Class F Common Stock to any Person except as required by law or as specified in the Bylaws of the Corporation and except to the Continuing Founders as provided above.

iv.

If the Corporation cannot determine with information available to the Corporation whether the Founder Block is at least equal to the Ownership Threshold, the Corporation may, upon reasonable notice to each of the Trustee and the Continuing Founders, request in writing that evidence be furnished to the Corporation that the Founder Block is at least equal to the Ownership Threshold. Each Continuing Founder shall promptly provide such information to the Secretary, the Trustee and each other Continuing Founder.

2. Identical Rights. Except as otherwise expressly provided herein or required by applicable law, shares of Class A Common Stock, Class B Common Stock and Class F Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:

(a) Dividends and Distributions. Subject to the rights of any Preferred Stock that may then be outstanding, the holders of Class A Common Stock, Class B Common Stock and Class F Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available for distribution to stockholders of the Corporation, such dividends or other distributions as may be declared from time to time by the Board of Directors. Any dividends or other distributions paid to the holders of shares of Common Stock shall be paid on an equal priority and ratably on a per share basis to the holders of Common Stock, unless different treatment of the shares of any such class is approved by an affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and

Class F Common Stock entitled to vote thereon, each voting separately as a class. Further, the Corporation shall not declare or pay any dividend or make any other distribution to the holders of Common Stock payable in securities of the Corporation unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of the Class B Common Stock or Class F Common Stock if, and only if, a dividend payable in shares of Class B Common Stock or rights to acquire shares of Class B Common Stock is declared and paid to the holders of Class B Common Stock and Class F Common Stock at the same rate and with the same record date and payment date and (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares of Class B Common Stock may be declared and paid to the holders of Class B Common Stock and Class F Common Stock without the same dividend or distribution being declared and paid to the holders of the Class A Common Stock if, and only if, a dividend payable in shares of Class A Common Stock, or rights to acquire shares of Class A Common Stock, is declared and paid to the holders of Class A Common Stock at the same rate and with the same record date and payment date; and provided, further, that nothing in the foregoing shall prevent the Corporation from declaring and paying dividends or other distributions payable in shares of one class of Common Stock (other than Class F Common Stock) or rights to acquire one class of Common Stock (other than Class F Common Stock) to holders of all classes of Common Stock.

(b) Subdivision or Combination. If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, Class B Common Stock or Class F Common Stock, the outstanding shares of the other such classes will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of each such class is approved (i) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote thereon and (ii) if the voting rights or economic rights of one class of Common Stock would be adversely affected by such subdivision or combination relative to the voting rights or economic rights of any other class of Common Stock, by the affirmative vote of the holders of a majority of the outstanding shares of such class, voting separately.

(c) Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, in connection with which assets are to be distributed to stockholders of the Corporation, subject to the rights of any Preferred Stock that may then be outstanding, the assets of the Corporation legally available for distribution to stockholders of the Corporation shall be distributed on an equal priority and ratably on a per share basis to the holders of Common Stock, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and Class F Common Stock entitled to vote thereon, each voting separately as a class.

(d) Merger or Consolidation. In the case of any consolidation or merger of the Corporation with or into any other entity, or in the case of any other transaction having an effect on stockholders of the Corporation substantially similar to that resulting from a consolidation or merger, each share of Common Stock must be converted into the same securities, cash or other property (including the same rights to elect among different forms of consideration); provided, however, that (1) the foregoing shall not apply to any such combination, merger or other transaction in which each share of Common Stock remains outstanding as a share of the same class of Common Stock and is not converted into other securities, cash or other property, and (2) shares of any class of Common Stock may be converted into, or the holders thereof may have the right to elect to receive, different securities in connection with such consolidation, merger or other transaction if the only difference in the securities being issued to the holders of the Class A Common Stock, Class B Common Stock and Class F Common Stock is that the voting power of such securities is proportionate to the voting power of the shares of such class in the Corporation.

(e) Certain Transactions. If the Corporation enters into any transaction, other than a restructuring transaction or a transaction that otherwise does not involve a Change of Control, which transaction requires, pursuant to Section 251(c) or Section 271(a) of the DGCL, the approval of the holders of a majority of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote thereon, such transaction shall be subject to approval by the holders of at least fifty-five percent (55.0%) of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote thereon if the record date for determining the stockholders entitled to vote to approve such transaction occurs prior to the Final Class F Conversion Date.

3. Conversion of Class B Common Stock.

(a) Voluntary Conversion. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(b) Automatic Conversion. Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the earlier of:

i.	a Transfer of such share other than a Permitted Transfer; and

ii.

the date or the happening of a future event specified by a written notice and certification request of the Corporation to the holder of such share of Class B Common Stock requesting a certification, in a form satisfactory to the Corporation, verifying such holder’s ownership of Class B Common Stock and confirming that a conversion to Class A Common Stock has not occurred, which date shall not be less than sixty (60) calendar days after the date such notice and certification request is sent; provided that no such automatic conversion pursuant to this subsection ii shall occur in the case of a Qualified Stockholder or its Permitted Transferees that furnishes a certification satisfactory to the Corporation prior to the specified date.

(c) Procedures. The Corporation shall not be obligated to issue certificates evidencing the shares of Class A Common Stock issuable on such conversion unless the certificates evidencing such shares of Class B Common Stock, if any such certificates have been issued, are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation may, from time to time, establish such other policies and procedures relating to the conversion of Class B Common Stock to Class A Common Stock and the general administration of this multi-class stock structure, including the issuance of stock certificates (or the establishment of book-entry positions) with respect thereto, as it may deem reasonably necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. The Secretary shall determine whether a Transfer or other event giving rise to a conversion has occurred that results in a conversion to Class A Common Stock, and such determination shall be conclusive and binding.

(d) Immediate Effect. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Article IV, Section D.3, such conversion(s) shall be deemed to have been made at the time of the applicable Transfer or event; provided that, in the case of a share issuable or deliverable by the Corporation, upon any of the conversion of another security, the exercise of an option or warrant or similar arrangement, the occurrence or non-occurrence of a contingency, or upon vesting, the conversion of such shares of Class B Common Stock to shares of Class A Common Stock pursuant to Article IV, Section D.3(b)i shall occur immediately following issuance or delivery. For the avoidance of doubt, if the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Class B Common Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Class A Common Stock upon conversion of the Class B Common Stock shall not be deemed to have converted such Class B Common Stock until immediately prior to the closing of such sale of securities. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose name or names the certificate or certificates (or book-entry position(s)) representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Following any such conversion, the reissuance of such shares of Class B Common Stock shall be prohibited, and such shares shall be retired in accordance with Section 243 of the DGCL and the filing by the Secretary of State of the State of Delaware required thereby.

(e) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock or out of shares of Class A Common Stock held in its treasury, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

4. Conversion of Class F Common Stock.

(a) Voluntary Conversion. Each share of Class F Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class B Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(b) Automatic Conversion of all Outstanding Class F Common Stock. Each share of Class F Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class B Common Stock upon the Final Class F Conversion Date.

(c) Procedures. The Corporation shall not be obligated to issue certificates evidencing the shares of Class B Common Stock issuable on such conversion unless the certificates evidencing such shares of Class F Common Stock, if any such certificates have been issued, are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation may, from time to time, establish such other policies and procedures relating to the conversion of Class F Common Stock to Class B Common Stock and the general administration of this multi-class stock structure, including the issuance of stock certificates (or the establishment of book-entry positions) with respect thereto, as it may deem reasonably necessary or advisable. The Secretary shall determine whether an event has occurred that results in a conversion to Class B Common Stock, and such determination shall be conclusive and binding.

(d) Immediate Effect. Upon any conversion of Class F Common Stock to Class B Common Stock, all rights of the holder of shares of Class F Common Stock shall cease and the person or persons in whose name or names the certificate or certificates (or book-entry position(s)) representing the shares of Class B Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class B Common Stock. Following any such conversion, the reissuance of such shares of Class F Common Stock shall be prohibited, and such shares shall be retired in accordance with Section 243 of the DGCL and the filing by the Secretary of State of the State of Delaware required thereby.

(e) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares or out of shares held in its treasury of (i) Class B Common Stock, solely for the purpose of effecting the conversion of the shares of Class F Common Stock, such number of its shares of Class B Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class F Common Stock into shares of Class B Common Stock and (ii) Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock issuable upon conversion of Class F Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Class B Common Stock issuable upon conversion of outstanding Class F Common Stock into shares of Class A Common Stock.

5. Transfer Restrictions on Class F Common Stock. (a) Any transfer or purported transfer of shares of Class F Common Stock or any legal or beneficial interest in such shares shall be null and void. Any transaction or series of transactions undertaken to effect a Reorganization shall not be considered a transfer or purported transfer of shares of Class F Common Stock. A holder of Class F Common Stock may surrender shares of Class F Common Stock to the Corporation for cancellation at any time. If a Person shall, voluntarily or involuntarily, purportedly become or attempt to become, the purported transferee or owner (the “Purported Owner”) of shares of Class F Common Stock by a purported transfer, then the Purported Owner shall not obtain any rights in, to or with respect to such shares of Class F Common Stock, and the purported transfer of such shares to the Purported Owner shall not be recognized by the Corporation. For the avoidance of doubt, actions described in clauses (a) and (d) of the definition of Transfer in Article V below are not prohibited.

(b) Certificates. All certificates or book entries representing shares of Class F Common Stock shall bear a legend substantially in the following form (or in such other form as the Board of Directors may determine):

THE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION AS IT MAY BE AMENDED AND/OR RESTATED (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).

E. No Further Issuances. Except for (1) a dividend payable or subdivision in accordance with Article IV, Section D.2 and (2) the exchange of shares of Class B Common Stock held in the Founder Voting Trust for shares of Class F Common Stock immediately after the effectiveness of the Corporation’s previous Amended and Restated Certificate of Incorporation on September 22, 2020 (the “Effective Time”), the Corporation shall not at any time after the Effective Time issue any additional shares of Class F Common Stock, unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class F Common Stock, voting as a single class. After the Final Class F Conversion Date, the Corporation shall not issue any additional shares of Class F Common Stock.

ARTICLE V

The following terms, where capitalized in this Restated Certificate of Incorporation, shall have the meanings ascribed to them in this Article V:

“Applicable Vote for All Shares of Class F Common Stock” means, with respect to any matter subject to a vote of the stockholders of the Corporation, (1) the number of votes (which shall not be less than zero and which shall be rounded down to the nearest whole number) that equal 49.999999% of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote on such matter (including in the case of the election of directors), reduced to the number of votes (which shall not be less than zero and which shall be rounded down to the nearest whole number) that equal 49.999999% of the voting power of the shares present in person or represented by proxy and entitled to vote on such matter only if a majority of the shares present in person or represented by proxy and entitled to vote on such matter is the applicable voting standard, in each case minus (2) the number of votes corresponding to the Founder Shares entitled to vote on such matter.

“Approved Affiliate” means, with respect to a Continuing Founder, any affiliate thereof that has been approved by the Secretary or the Treasurer of the Corporation.

“Change of Control” means, any transaction the result of which is that any person (other than one or more of the Founders or their respective controlled affiliates) becomes the beneficial owner, directly or indirectly, of more than 50% of the voting power of all of the outstanding shares of capital stock of the Corporation. For purposes of this definition, (i) the term “person” shall be defined as that term is used in Section 13(d)(3) of the Exchange Act; (ii) the term “beneficial owner” shall be defined as that term is used in Rules 13d-3 and 13d-5 under the Exchange Act; and (iii) any direct or indirect parent company of the Corporation shall not itself be considered a “person” for purposes of this definition, so long as holders of capital stock of the Corporation are the beneficial owners, directly or indirectly, of more than 50% of the voting power of all of the outstanding shares of capital stock of such company.

“Continuing Founder” means, on any date of determination, each Founder that is then a party to the Voting Agreement.

“Continuing Founder Instruction” means, with respect to any matter subject to a vote of the stockholders of the Corporation, a written instruction delivered by a Continuing Founder to the Secretary, the Trustee and each other Continuing Founder identifying how such Continuing Founder desires (a) votes corresponding to the Class F Common Stock to be cast (including a vote of “withhold” or “abstain” that may not constitute a “vote” under the applicable voting standard required to approve the matter or elect the director nominee), or (b) consents corresponding to the Class F Common Stock be delivered or not delivered, as applicable, in each case with respect to such matter.

“Corporation Equity Securities” means (a) any securities having voting rights in the election of the Board of Directors, (b) any equity securities evidencing an ownership interest in the Corporation, (c) any equity securities, whether vested or unvested, convertible into or exchangeable or exercisable for any shares of the foregoing, (d) any warrants, calls, options or other rights, whether vested or unvested, to acquire from the Corporation any shares of the foregoing, (e) any other obligation of the Corporation, whether vested or unvested, to issue or deliver any of the foregoing, (f) any rights granted by the Corporation to receive any value based on or linked to the value of any of the foregoing, and (g) any securities of the Corporation as would be identified on a Schedule 13D or Schedule 13G pursuant to Rule 13d-101 or Rule 13d-102, respectively, under the Exchange Act (or any successor form), including any footnotes therein and after giving effect to any disclaimers of beneficial ownership, in the case of each of clauses (a)–(g), without duplication and except for any securities specifically designated in writing from time to time by a Continuing Founder, accompanied by signed acknowledgments from each other Continuing Founder, to the Secretary (securities so designated, “Designated Founders’ Excluded Shares”).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Class F Conversion Date” means the earliest of:

(a)    the effective date of the termination of the Founder Voting Trust, other than any termination that occurs in connection with a Reorganization; and

(b)    the effective date of the termination of the Voting Agreement.

“Founders” means Alexander Karp, Stephen Cohen and Peter Thiel, and each, a “Founder”.

“Founder Block” means the aggregate number of Corporation Equity Securities held or owned, directly or indirectly, by any of (a) a Continuing Founder or (b) an Approved Affiliate of a Continuing Founder, in the case of each of clauses (a) and (b), calculated on a fully diluted and as converted basis.

“Founder Shares” means, with respect to any matter subject to a vote of the stockholders of the Corporation, (a) all Corporation Equity Securities entitled to vote on such matter held or owned, directly or indirectly, by the Continuing Founders to which the Grantee has a proxy and power of attorney granted pursuant to the Voting Agreement to vote such shares in the same manner as the shares of Class F Common Stock will be voted by the Trustee plus (b) any other Corporation Equity Securities entitled to vote on such matter to which the Grantee has a proxy and power of attorney granted pursuant to the Voting Agreement to vote such shares in the same manner as the shares of Class F Common Stock will be voted by the Trustee plus (c) any Designated Founders’ Excluded Shares.

“Founder Voting Trust” means the voting trust established pursuant to the Voting Trust Agreement (and any successor thereto following a Reorganization).

“Grantee” means the grantee of the proxies and powers of attorney to vote shares of one or more classes of capital stock of the Corporation in the same manner as the shares of Class F Common Stock will be voted by the Trustee, in accordance with the Voting Agreement.

“Independent Directors” means the members of the Board of Directors designated as independent directors in accordance with the requirements of the Securities Exchange that are generally applicable to companies with common equity securities listed thereon (or if the Corporation’s equity securities are not listed for trading on a Securities Exchange, the requirements of the New York Stock Exchange generally applicable to companies with common equity securities listed thereon).

“Instruction Date” means:

(a)	for any annual or special meeting of the stockholders of the Corporation, the date that is three business days prior to the date of such meeting; and

(b)

for any stockholder action by written consent, (i) if the Corporation has established a date by which such consents must be received, the date that is two business days prior to such date, and (ii) in all other instances, the date that is five business days after written notice of such proposed action has been delivered to the Continuing Founders and the Trustee.

“No Majority Founder Instruction” means (a) in the case of director elections, the votes corresponding to the Class F Common Stock shall be cast to “withhold” or, if unavailable based on the applicable voting standard required to elect a director nominee, such votes shall be cast to “abstain”, (b) in the case of a vote on the frequency of the “say-on-pay” vote, the votes corresponding the Class F Common Stock shall be cast to “abstain”, (c) in the case of all other matters subject to a vote of the stockholders of the Corporation at a meeting, the votes corresponding to the Class F Common Stock shall be cast to “abstain” or “withhold”, so long as the effect thereof would be a vote against such matter, otherwise, such votes shall be cast “against”, and (d) in the case of a proposed stockholder action by written consent, no consent shall be delivered in respect of the Class F Common Stock.

“Ownership Threshold” means 100,000,000 Corporation Equity Securities (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event), provided, however, that the Ownership Threshold shall be automatically reduced by the Pro Rata Share of each Founder who is not a Continuing Founder, such reduction to take effect on the date such Founder ceases to be a Continuing Founder.

“Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.

“Permitted Entity” means, with respect to a Qualified Stockholder, (a) a Permitted Trust solely for the benefit of (i) such Qualified Stockholder and/or (ii) any other Permitted Entity of such Qualified Stockholder, or (b) any general partnership, limited partnership, limited liability company, corporation or other entity exclusively owned by (i) such Qualified Stockholder and/or (ii) any other Permitted Entity of such Qualified Stockholder.

“Permitted Transfer” means any Transfer of a share of Class B Common Stock that satisfies the following requirements:

(a)    by a Qualified Stockholder to (i) any Permitted Entity of such Qualified Stockholder or (ii) to another Qualified Stockholder; or

(b)    by a Permitted Entity of a Qualified Stockholder to (i) such Qualified Stockholder or (ii) any other Permitted Entity of such Qualified Stockholder;

provided that in the case of any Transfers described in clause (a) and (b) above: (x) all such Transfers by any holder of Class B Common Stock (whether then held or acquired in the future) taken together do not result in shares of Class B Common Stock being “held of record” (as such term is defined in Rule 12g5-1 promulgated under the Exchange Act) by a larger number of stockholders of the Corporation following any such Transfer and (y) any such transfer (1) must result in the Transfer of all of such holder’s shares of Class B Common Stock then held by such holder to such transferee, and (2) such holder or such holder’s legal representative (including a guardian or conservator) must agree that any shares of Class B Common Stock acquired by such holder or such holder’s estate or beneficiary after the date of such Transfer will be automatically Transferred, without further action by such holder or such legal representative, to the same transferee such that neither the Transfer nor any subsequent acquisition of Class B Common Stock results in any shares of Class B Common Stock being “held of record” (as such term is defined in Rule 12g5-1 promulgated under the Exchange Act) by a larger number of stockholders of the Corporation following such Transfer or subsequent acquisition.

“Permitted Transferee” means a transferee of shares of Class B Common Stock received in a Transfer that constitutes a Permitted Transfer or a transferee of shares of Class B Common Stock involving consent or approval of the Board of Directors or an officer of the Corporation as described in the definition of “Transfer”.

“Permitted Trust” means a bona fide trust where each trustee is (a) a Qualified Stockholder or (b) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies and bank trust departments.

“Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership or other entity.

“Pro Rata Share” means, with respect to a Founder, (1) 100,000,000 Corporation Equity Securities (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event) multiplied by (2) a fraction, the numerator of which shall be the number of Corporation Equity Securities held or owned, directly or indirectly, at the Submission Date by such Founder and such Founder’s Approved Affiliates, on a fully diluted and as converted basis, and the denominator of which shall be the total number of Corporation Equity Securities held or owned, directly or indirectly, at the Submission Date by all Founders and their Approved Affiliates, on a fully diluted and as converted basis.

“Qualified Stockholder” means (a) the registered holder of a share of Class B Common Stock immediately following the Effective Time; (b) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time pursuant to the exercise or conversion of options or warrants or settlement of convertible securities; (c) each natural person who Transferred shares of or equity awards for Class B Common Stock (including any option or warrant exercisable or convertible into or any convertible securities that can be settled in shares of Class B Common Stock) to a Permitted Entity that is or becomes a Qualified Stockholder pursuant to subclauses (a) or (b) of this definition; (d) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time (including upon conversion of shares of Class F Common Stock) and (e) a Permitted Transferee.

“Reorganization” means a reorganization or redomiciliation of the Founder Voting Trust undertaken with the written consent of each beneficiary thereof and, if applicable, the Trustee, prior to such reorganization or redomiciliation, which reorganization or redomiciliation does not result in a change in the beneficiaries.

“Secretary” means the Secretary of the Corporation or his or her delegate.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Securities Exchange” means, at any time, the registered national securities exchange on which the Corporation’s Class A Common Stock is then principally listed or traded (or, if the Class A Common Stock is not then listed, the registered national securities exchange on which any other class of the Corporation’s equity securities is then listed).

“Submission Date” means August 10, 2020, which is the date of the Corporation’s submission to the Securities and Exchange Commission of Amendment No. 2 to its confidential registration statement on Form S-1 relating to the shares of Class A Common Stock.

“Transfer” of a share means (x) any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, the dispositive power or Voting Control over such share by proxy or otherwise; (y) any agreement or arrangement (including any warrants, calls, options or other rights or derivative transactions) to take any such actions or cause the occurrence of any such events (whether or not contingent) identified in clause (x); or (z) any act that results in changes to the beneficial ownership of such share, unless, in the case of each of clauses (x), (y) and (z), consent or approval has been previously obtained or is concurrently or subsequently obtained from the Board of Directors or from an officer of the Corporation with delegated authority pursuant to the Bylaws of the Corporation; provided, however, that the following shall not be considered a “Transfer”:

(a)

the granting of a revocable proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders of the Corporation;

(b)

entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock and/or Class F Common Stock that (i) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary, (ii) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (iii) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;

(c)

the pledge of such shares by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” or unless consent or approval has been previously obtained or is concurrently or subsequently obtained from the Board of Directors or from an officer of the Corporation with delegated authority pursuant to the Bylaws of the Corporation; or

(d)

entering into, amending, extending, renewing, restating, supplementing or otherwise modifying the Voting Agreement, the Voting Trust Agreement or any agreement, arrangement or understanding contemplated by the terms of the Voting Agreement or Voting Trust Agreement, or taking any actions contemplated thereby, including (i) the granting of a proxy, whether or not irrevocable, to any Person and the exercise of such proxy by such Person and (ii) the transfer of shares of Class B Common Stock to the Founder Voting Trust or to one or more beneficiaries of the Founder Voting Trust;

provided, however, that a “Transfer” shall be deemed to have occurred with respect to such shares beneficially held by (I) an entity that is a Permitted Entity, if there occurs any act or circumstance that causes such entity to no longer be a Permitted Entity or (II) an entity that is a Qualified Stockholder, if there occurs a Transfer on a cumulative basis, from and after the Effective Time, of a majority of the voting power of the voting securities of such entity or any direct or indirect Parent of such entity, other than a Transfer to parties that are, as of the Effective Time, holders of voting securities of any such entity or Parent of such entity.

“True Founder Instruction” means, with respect to any matter subject to a vote of the stockholders of the Corporation, (a) if there are two or three Continuing Founders as of the Instruction Date, (i) if at least two Continuing Founder Instructions contain the same instruction as to how the votes corresponding to the Class F

Common Stock shall be cast in respect of such matter (including a vote of “withhold” or “abstain” that may not constitute a “vote” under the applicable voting standard required to approve the matter or elect the director nominee), or consents corresponding to the Class F Common Stock shall be delivered or not delivered, as applicable, with respect to such matter, such instruction and (ii) otherwise, the No Majority Founder Instruction, and (b) if there is one Continuing Founder as of the Instruction Date with respect to such vote, the instruction contained in such Continuing Founder’s Continuing Founder Instruction; provided that, in the case of this clause (b), if such Continuing Founder has not delivered a Continuing Founder Instruction to the Secretary and the Trustee by the Instruction Date, such Continuing Founder shall be deemed to have delivered as of the Instruction Date a Continuing Founder Instruction corresponding to the No Majority Founder Instruction with respect to such matter.

“Trustee” means the trustee then in office under the Voting Trust Agreement.

“Voting Agreement” means the Voting Agreement, dated on or about the date of the Effective Time, among each of the Founders and Wilmington Trust, National Association, as the grantee of the proxies and powers of attorney set forth therein and not in its capacity as the trustee under the Founder Voting Trust (as amended, supplemented, restated or otherwise modified from time to time).

“Voting Control” means, with respect to a share of capital stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.

“Voting Trust Agreement” means the Voting Trust Agreement, dated on or about the date of the Effective Time, among each of the Founders and Wilmington Trust, National Association, as initial trustee (as amended, supplemented, restated or otherwise modified from time to time).

ARTICLE VI

A. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B. Number of Directors; Election. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors shall be fixed solely by resolution of the Board of Directors. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director of the Corporation, whether before or after the Classified Board Effective Date, shall hold office until the expiration of the term for which he or she is elected and until his or her successor has been duly elected and qualified or until his or her earlier resignation, death or removal. No decrease in the number of directors constituting the Board of Directors, whether before or after the Classified Board Effective Date, shall shorten the term of any incumbent director.

C. Classified Board Structure. From and after the Final Class F Conversion Date, the directors, other than any who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three (3) classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The Board of Directors shall assign members of the Board of Directors already in office to such classes at the time such classification becomes effective (the “Classified Board Effective Date”). The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of the stockholders of the Corporation following the Classified Board Effective Date, the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders of the Corporation following the Classified Board Effective Date, and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders of the Corporation following the Classified Board Effective Date. At each annual meeting of stockholders of the Corporation, commencing with the first regularly-scheduled annual meeting of stockholders of the Corporation following the Classified Board Effective Date, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office for a three year term and until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified. Prior to the Classified Board Effective Date, all directors shall be elected at each annual meeting of stockholders of the Corporation to serve until the next annual meeting of stockholders of the Corporation (except, for the avoidance of doubt, as provided in this Article VI, Section C in the event a Classified Board Effective Date occurs) and until his or her successor shall have been duly elected and qualified. From and after the Classified Board Effective Date, if the number of directors is thereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.

D. Removal; Vacancies. Any director may be removed from office by the stockholders of the Corporation as provided in Section 141(k) of the DGCL. Vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors, and not by stockholders of the Corporation. A person elected to fill a vacancy or newly created directorship shall hold office until, prior to the Classified Board Effective Date, the next annual meeting of the stockholders of the Corporation or, from and after the Classified Board Effective Date, the next election of the class for which such director shall have been chosen and in each case until his or her successor shall be duly elected and qualified.

ARTICLE VII

A. Written Ballot. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

B. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

C. Special Meetings. Special meetings of the stockholders of the Corporation may be called only by (1) the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board; (2) the chairman of the Board of Directors; (3) the chief executive officer of the Corporation; or (4) the president of the Corporation. For the purposes hereof, “Whole Board” shall mean the total number of authorized directorships whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

D. Availability of Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, (1) prior to the Final Class F Conversion Date, any action required or permitted to be taken by the stockholders of the Corporation may be effected by the written consent of the stockholders of the Corporation in lieu of a duly called annual or special meeting of the stockholders of the Corporation; provided that, in addition to any other consent required before such action may be effected, any such action shall require the affirmative consent of the holders of a majority of the outstanding shares of Class F Common Stock, acting as a separate class, and (2) from and after the Final Class F Conversion Date, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by the written consent of the stockholders of the Corporation in lieu of a duly called annual or special meeting of the stockholders of the Corporation.

E. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

F. Section 203 of the DGCL. The Corporation shall not be governed by Section 203 of the DGCL.

ARTICLE VIII

To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

The Corporation shall indemnify, to the fullest extent permitted by applicable law, any present or former director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

The Corporation shall have the power to indemnify, to the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors.

A right to indemnification or to advancement of expenses arising under a provision of this Restated Certificate of Incorporation or the Bylaws of the Corporation shall not be eliminated or impaired by an amendment to this Restated Certificate of Incorporation or the Bylaws of the Corporation after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

A right to indemnification or to advancement of expenses arising under a provision of this Restated Certificate of Incorporation or the Bylaws of the Corporation shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled hereunder or thereunder or under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in any other capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

ARTICLE X

If any provision of this Restated Certificate of Incorporation becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Restated Certificate of Incorporation, and the court will replace such illegal, void or unenforceable provision of this Restated Certificate of Incorporation with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Restated Certificate of Incorporation shall be enforceable in accordance with its terms.

Except as provided in Article VIII and Article IX above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders of the Corporation herein are granted subject to this reservation.

* * *

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed on behalf of the Corporation by its duly authorized officer effective this                         .

PALANTIR TECHNOLOGIES INC.

By:
Name: Title:

APPENDIX A-2

MARKED COPY OF

PALANTIR TECHNOLOGIES INC.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Palantir Technologies Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A. The Corporation was originally incorporated under the name of Palantir Technologies Inc., and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 6, 2003.

B. This Amended and Restated Certificate of Incorporation (this “Restated Certificate of Incorporation”) was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”)~~, and has been duly approved by the written consent of the stockholders of the Corporation in accordance with Section 228 of the DGCL~~.

C. The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the Corporation is Palantir Technologies Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange St., Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

A. Classes of Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 24,701,005,000 shares, of which 22,701,005,000 shares shall be Common Stock (the “Common Stock”), par value $0.001 per share, and 2,000,000,000 shares shall be Preferred Stock (the “Preferred Stock”), par value $0.001 per share. 20,000,000,000 shares of the authorized shares of Common Stock are hereby designated Class A Common Stock (the “Class A Common Stock”), 2,700,000,000 shares of the authorized Common Stock are hereby designated Class B Common Stock (the “Class B Common Stock”), and 1,005,000 shares of the authorized Common Stock are hereby designated Class F Common Stock (the “Class F Common Stock”).

~~Immediately upon the effectiveness of this Amended and Restated Certificate of Incorporation (the “Effective Time”), and without any further action on the part of the Corporation or any stockholder, each one (1) share of Class A Common Stock of the Company, par value $0.001 per share, that is issued and outstanding or held in treasury immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be re-designated as one (1) share Class A Common Stock, and each one (1) share of Class B Common Stock of the Company, par value $0.001 per share, that is issued and outstanding or held in treasury immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be re-designated as one (1) share of Class B Common Stock.~~

B. Rights of Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is authorized, subject to any limitations prescribed by law or set forth herein, to provide by resolution for the designation and issuance of shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers (which may include, without limitation, full, limited or no voting powers), preferences, and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof, and to file a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), setting forth such resolution or resolutions; provided that, prior to the Final Class F Conversion Date, the Board of Directors shall not designate or issue any series of Preferred Stock without the affirmative vote of the holders of a majority of the outstanding shares of Class F Common Stock, voting as a separate class.

C. Vote to Increase or Decrease Authorized Shares of Common Stock and Preferred Stock. The number of authorized shares of Common Stock (or any class thereof) and Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote thereon, without a separate vote of the holders of any class of Common Stock or Preferred Stock, or any separate series votes of any series thereof, irrespective of the provisions of Section 242(b)(2) of the DGCL, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

D. Rights of Class A Common Stock, Class B Common Stock and Class F Common Stock. The relative powers, rights, qualifications, limitations and restrictions granted to or imposed on the shares of Class A Common Stock, Class B Common Stock and Class F Common Stock are as follows:

1. Voting Rights.

(a) General Right to Vote Together; Exception. Except as otherwise expressly provided herein or required by applicable law, the holders of Class A Common Stock, Class B Common Stock and Class F Common Stock shall vote together as one class on all matters submitted to a vote of the stockholders of the Corporation. Notwithstanding the foregoing, except as otherwise required by applicable law, holders of Class A Common Stock, Class B Common Stock and Class F Common Stock, as such, shall not be entitled to vote on any amendment to this Restated Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the terms of this Restated Certificate of Incorporation (including any Preferred Stock Designation) or pursuant to applicable law; provided that, prior to the Final Class F Conversion Date, any such amendment that affects the number of shares of Preferred Stock, or the designation, powers, preferences, and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof, shall also require the affirmative vote of the holders of a majority of the outstanding shares of Class F Common Stock, voting as a separate class.

(b) Votes Per Share. Except as otherwise expressly provided herein or required by applicable law, on any matter that is submitted to a vote of stockholders of the Corporation:

i.

Each holder of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held as of the applicable record date on any matter that is submitted to a vote of such stockholders of the Corporation.

ii.

Each holder of Class B Common Stock shall be entitled to ten (10) votes for each share of Class B Common Stock held as of the applicable record date on any matter that is submitted to a vote of such stockholders of the Corporation.

iii.

Each holder of Class F Common Stock shall be entitled to a number of votes for each share of Class F Common Stock held as of the applicable record date on any matter that is submitted to a vote of such stockholders of the Corporation equal to (x) ten (10) votes (I) if the Founder Block, calculated as of the applicable record date, is less than the Ownership

Threshold or (II) if the applicable vote is being sought from the holders of the Class F Common Stock separately as a class, solely for such separate class vote, and (y) in all other instances, (1) the Applicable Vote for All Shares of Class F Common Stock divided by (2) the number of outstanding shares of Class F Common Stock. Shares of Class F Common Stock shall be voted only in accordance with the corresponding True Founder Instruction. In determining the “Applicable Vote for All Shares of Class F Common Stock” (as defined below), whether in respect of a matter that is submitted to a vote at a meeting of the stockholders of the Corporation or with respect to an action by written consent, ~~the Corporation shall use reasonable best efforts to,~~ first, ~~perform~~ the procedures set forth in Section 231(b)(1)–(2) of the DGCL with respect to all of the outstanding shares of capital stock of the Corporation (excluding the Class F Common Stock) shall be performed and, second, ~~perform~~ the procedures set forth in Section 231(b)(1)–(2) of the DGCL with respect to all of the outstanding shares of capital stock of the Corporation (including the Class F Common Stock) shall be performed.

(c) Class F Common Stock Matters.

i.	Each Founder (or, in the event of his death, such Founder’s estate) shall promptly deliver written notice to the Corporation when any Founder ceases to be a Continuing Founder.

ii.

With respect to each matter that is submitted to a vote of the stockholders of the Corporation, (x) the Grantee (or all the Continuing Founders, in a single writing) shall, on or promptly after the applicable record date, submit to the Secretary the number, by class or series, of Founder Shares as of the applicable record date and (y) each Continuing Founder shall, no later than the applicable Instruction Date, deliver to the Secretary, the Trustee and each other Continuing Founder a Continuing Founder Instruction.

iii.

The ~~information regarding the Founder Shares furnished by the Grantee (or all the Continuing Founders) to the Secretary pursuant to Article IV, Section D.1(c)(ii)(x) shall be presumptive evidence thereof. The Corporation shall calculate the~~ voting power corresponding to the Class F Common Stock shall be calculated on the basis of such information furnished by the Grantee (or all of the Continuing Founders), unless a court of competent jurisdiction determines in a final, nonappealable order that such information is materially incorrect. Upon the request of a Continuing Founder, before the results of any vote or action of the stockholders of the Corporation are certified or otherwise become effective, the Corporation shall furnish to each Continuing Founder sufficient evidence for each such person to determine whether the Corporation’s calculation of voting power corresponding to the Class F Common Stock was correct and provide any such persons a reasonable opportunity to object to such calculation. Upon the resolution of any such objections, the results of such vote shall be certified or action shall become effective, and thereafter the calculation by the Corporation of the voting power corresponding to the Class F Common Stock in accordance with Article IV, Section D.1(b) and this Article IV, Section D.1(c) shall be conclusive and binding. The Corporation shall not be required to furnish any evidence relating to ~~its~~the calculation of the voting power corresponding to the Class F Common Stock to any Person except as required by law or as specified in the Bylaws of the Corporation and except to the Continuing Founders as provided above.

iv.

If the Corporation cannot determine with information available to the Corporation whether the Founder Block is at least equal to the Ownership Threshold, the Corporation may, upon reasonable notice to each of the Trustee and the Continuing Founders, request in writing that evidence be furnished to the Corporation that the Founder Block is at least equal to the Ownership Threshold. Each Continuing Founder shall promptly provide such information to the Secretary, the Trustee and each other Continuing Founder.

2. Identical Rights. Except as otherwise expressly provided herein or required by applicable law, shares of Class A Common Stock, Class B Common Stock and Class F Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:

(a) Dividends and Distributions. Subject to the rights of any Preferred Stock that may then be outstanding, the holders of Class A Common Stock, Class B Common Stock and Class F Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available for distribution to stockholders of the Corporation, such dividends or other distributions as may be declared from time to time by the Board of Directors. Any dividends or other distributions paid to the holders of shares of Common Stock shall be paid on an equal priority and ratably on a per share basis to the holders of Common Stock, unless different treatment of the shares of any such class is approved by an affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and Class F Common Stock entitled to vote thereon, each voting separately as a class. Further, the Corporation shall not declare or pay any dividend or make any other distribution to the holders of Common Stock payable in securities of the Corporation unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of the Class B Common Stock or Class F Common Stock if, and only if, a dividend payable in shares of Class B Common Stock or rights to acquire shares of Class B Common Stock is declared and paid to the holders of Class B Common Stock and Class F Common Stock at the same rate and with the same record date and payment date and (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares of Class B Common Stock may be declared and paid to the holders of Class B Common Stock and Class F Common Stock without the same dividend or distribution being declared and paid to the holders of the Class A Common Stock if, and only if, a dividend payable in shares of Class A Common Stock, or rights to acquire shares of Class A Common Stock, is declared and paid to the holders of Class A Common Stock at the same rate and with the same record date and payment date; and provided, further, that nothing in the foregoing shall prevent the Corporation from declaring and paying dividends or other distributions payable in shares of one class of Common Stock (other than Class F Common Stock) or rights to acquire one class of Common Stock (other than Class F Common Stock) to holders of all classes of Common Stock.

(b) Subdivision or Combination. If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, Class B Common Stock or Class F Common Stock, the outstanding shares of the other such classes will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of each such class is approved (i) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote thereon and (ii) if the voting rights or economic rights of one class of Common Stock would be adversely affected by such subdivision or combination relative to the voting rights or economic rights of any other class of Common Stock, by the affirmative vote of the holders of a majority of the outstanding shares of such class, voting separately.

(c) Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, in connection with which assets are to be distributed to stockholders of the Corporation, subject to the rights of any Preferred Stock that may then be outstanding, the assets of the Corporation legally available for distribution to stockholders of the Corporation shall be distributed on an equal priority and ratably on a per share basis to the holders of Common Stock, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and Class F Common Stock entitled to vote thereon, each voting separately as a class.

(d) Merger or Consolidation. In the case of any consolidation or merger of the Corporation with or into any other entity, or in the case of any other transaction having an effect on stockholders of the Corporation substantially similar to that resulting from a consolidation or merger, each share of Common Stock must be converted into the same securities, cash or other property (including the same rights to elect among different forms of consideration); provided, however, that (1) the foregoing shall not apply to any such combination, merger or other transaction in which each share of Common Stock remains outstanding as a share of the same class of Common Stock and is not converted into other securities, cash or other property, and (2) shares of any class of Common Stock may be converted into, or the holders thereof may have the right to elect to receive, different securities in connection with such consolidation, merger or other transaction if the only difference in the securities being issued to the holders of the Class A Common Stock, Class B Common Stock and Class F Common Stock is that the voting power of such securities is proportionate to the voting power of the shares of such class in the Corporation.

(e) Certain Transactions. If the Corporation enters into any transaction, other than a restructuring transaction or a transaction that otherwise does not involve a Change of Control, which transaction requires, pursuant to Section 251(c) or Section 271(a) of the DGCL, the approval of the holders of a majority of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote thereon, such transaction shall be subject to approval by the holders of at least fifty-five percent (55.0%) of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote thereon if the record date for determining the stockholders entitled to vote to approve such transaction occurs prior to the Final Class F Conversion Date.

3. Conversion of Class B Common Stock.

(a) Voluntary Conversion. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(b) Automatic Conversion. Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the earlier of:

i.	a Transfer of such share other than a Permitted Transfer; and

ii.

the date or the happening of a future event specified by a written notice and certification request of the Corporation to the holder of such share of Class B Common Stock requesting a certification, in a form satisfactory to the Corporation, verifying such holder’s ownership of Class B Common Stock and confirming that a conversion to Class A Common Stock has not occurred, which date shall not be less than sixty (60) calendar days after the date such notice and certification request is sent; provided that no such automatic conversion pursuant to this subsection ii shall occur in the case of a Qualified Stockholder or its Permitted Transferees that furnishes a certification satisfactory to the Corporation prior to the specified date.

(c) Procedures. The Corporation shall not be obligated to issue certificates evidencing the shares of Class A Common Stock issuable on such conversion unless the certificates evidencing such shares of Class B Common Stock, if any such certificates have been issued, are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation may, from time to time, establish such other policies and procedures relating to the conversion of Class B Common Stock to Class A Common Stock and the general administration of this multi-class stock structure, including the issuance of stock certificates (or the establishment of book-entry positions) with respect thereto, as it may deem reasonably necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. The Secretary shall determine whether a Transfer or other event giving rise to a conversion has occurred that results in a conversion to Class A Common Stock, and such determination shall be conclusive and binding.

(d) Immediate Effect. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Article IV, Section D.3, such conversion(s) shall be deemed to have been made at the time of the applicable Transfer or event; provided that, in the case of a share issuable or deliverable by the Corporation, upon any of the conversion of another security, the exercise of an option or warrant or similar arrangement, the occurrence or non-occurrence of a contingency, or upon vesting, the conversion of such shares of Class B Common Stock to shares of Class A Common Stock pursuant to Article IV, Section D.3(b)i shall occur immediately following issuance or delivery. For the avoidance of doubt, if the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Class B Common Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Class A Common Stock upon conversion of the Class B Common Stock shall not be deemed to have converted such Class B Common Stock until immediately prior to the closing of such sale of securities. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose name or names the certificate or certificates (or book-entry position(s)) representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Following any such conversion, the reissuance of such shares of Class B Common Stock shall be prohibited, and such shares shall be retired in accordance with Section 243 of the DGCL and the filing by the Secretary of State of the State of Delaware required thereby.

(e) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock or out of shares of Class A Common Stock held in its treasury, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

4. Conversion of Class F Common Stock.

(a) Voluntary Conversion. Each share of Class F Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class B Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(b) Automatic Conversion of all Outstanding Class F Common Stock. Each share of Class F Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class B Common Stock upon the Final Class F Conversion Date.

(c) Procedures. The Corporation shall not be obligated to issue certificates evidencing the shares of Class B Common Stock issuable on such conversion unless the certificates evidencing such shares of Class F Common Stock, if any such certificates have been issued, are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation may, from time to time, establish such other policies and procedures relating to the conversion of Class F Common Stock to Class B Common Stock and the general administration of this multi-class stock structure, including the issuance of stock certificates (or the establishment of book-entry positions) with respect thereto, as it may deem reasonably necessary or advisable. The Secretary shall determine whether an event has occurred that results in a conversion to Class B Common Stock, and such determination shall be conclusive and binding.

(d) Immediate Effect. Upon any conversion of Class F Common Stock to Class B Common Stock, all rights of the holder of shares of Class F Common Stock shall cease and the person or persons in whose name or names the certificate or certificates (or book-entry position(s)) representing the shares of Class B Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class B Common Stock. Following any such conversion, the reissuance of such shares of Class F Common Stock shall be prohibited, and such shares shall be retired in accordance with Section 243 of the DGCL and the filing by the Secretary of State of the State of Delaware required thereby.

(e) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares or out of shares held in its treasury of (i) Class B Common Stock, solely for the purpose of effecting the conversion of the shares of Class F Common Stock, such number of its shares of Class B Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class F Common Stock into shares of Class B Common Stock and (ii) Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock issuable upon conversion of Class F Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Class B Common Stock issuable upon conversion of outstanding Class F Common Stock into shares of Class A Common Stock.

5. Transfer Restrictions on Class F Common Stock. (a) Any transfer or purported transfer of shares of Class F Common Stock or any legal or beneficial interest in such shares shall be null and void. Any transaction or series of transactions undertaken to effect a Reorganization shall not be considered a transfer or purported transfer of shares of Class F Common Stock. A holder of Class F Common Stock may surrender shares of Class F Common Stock to the Corporation for cancellation at any time. If a Person shall, voluntarily or involuntarily, purportedly become or attempt to become, the purported transferee or owner (the “Purported Owner”) of shares of Class F Common Stock by a purported transfer, then the Purported Owner shall not obtain any rights in, to or with respect to such shares of Class F Common Stock, and the purported transfer of such shares to the Purported Owner shall not be recognized by the Corporation. For the avoidance of doubt, actions described in clauses (a) and (d) of the definition of Transfer in Article V below are not prohibited.

(b) Certificates. All certificates or book entries representing shares of Class F Common Stock shall bear a legend substantially in the following form (or in such other form as the Board of Directors may determine):

THE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION AS IT MAY BE AMENDED AND/OR RESTATED (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).

E. No Further Issuances. Except for (1) a dividend payable or subdivision in accordance with Article IV, Section D.2 and (2) the exchange of shares of Class B Common Stock held in the Founder Voting Trust for shares of Class F Common Stock immediately after the effectiveness of the Corporation’s previous Amended and Restated Certificate of Incorporation on September 22, 2020 (the “Effective Time”), the Corporation shall not at any time after the Effective Time issue any additional shares of Class F Common Stock, unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class F Common Stock, voting as a single class. After the Final Class F Conversion Date, the Corporation shall not issue any additional shares of Class F Common Stock.

ARTICLE V

The following terms, where capitalized in this Restated Certificate of Incorporation, shall have the meanings ascribed to them in this Article V:

“Applicable Vote for All Shares of Class F Common Stock” means, with respect to any matter subject to a vote of the stockholders of the Corporation, (1) the number of votes (which shall not be less than zero and which shall be rounded down to the nearest whole number) that equal 49.999999% of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote on such matter (including in the case of the election of directors), reduced to the number of votes (which shall not be less than zero and which shall be rounded down to the nearest whole number) that equal 49.999999% of the voting power of the shares present in person or represented by proxy and entitled to vote on such matter only if a majority of the shares present in person or represented by proxy and entitled to vote on such matter is the applicable voting standard, in each case minus (2) the number of votes corresponding to the Founder Shares entitled to vote on such matter.

“Approved Affiliate” means, with respect to a Continuing Founder, any affiliate thereof that has been approved by the Secretary or the Treasurer of the Corporation.

“Change of Control” means, any transaction the result of which is that any person (other than one or more of the Founders or their respective controlled affiliates) becomes the beneficial owner, directly or indirectly, of more than 50% of the voting power of all of the outstanding shares of capital stock of the Corporation. For purposes of this definition, (i) the term “person” shall be defined as that term is used in Section 13(d)(3) of the Exchange Act; (ii) the term “beneficial owner” shall be defined as that term is used in Rules 13d-3 and 13d-5 under the Exchange Act; and (iii) any direct or indirect parent company of the Corporation shall not itself be considered a “person” for purposes of this definition, so long as holders of capital stock of the Corporation are the beneficial owners, directly or indirectly, of more than 50% of the voting power of all of the outstanding shares of capital stock of such company.

“Continuing Founder” means, on any date of determination, each Founder that is then a party to the Voting Agreement.

“Continuing Founder Instruction” means, with respect to any matter subject to a vote of the stockholders of the Corporation, a written instruction delivered by a Continuing Founder to the Secretary, the Trustee and each other Continuing Founder identifying how such Continuing Founder desires (a) votes corresponding to the Class F Common Stock to be cast (including a vote of “withhold” or “abstain” that may not constitute a “vote” under the applicable voting standard required to approve the matter or elect the director nominee), or (b) consents corresponding to the Class F Common Stock be delivered or not delivered, as applicable, in each case with respect to such matter.

“Corporation Equity Securities” means (a) any securities having voting rights in the election of the Board of Directors, (b) any equity securities evidencing an ownership interest in the Corporation, (c) any equity securities, whether vested or unvested, convertible into or exchangeable or exercisable for any shares of the foregoing, (d) any warrants, calls, options or other rights, whether vested or unvested, to acquire from the Corporation any shares of the foregoing, (e) any other obligation of the Corporation, whether vested or unvested, to issue or deliver any of the foregoing, (f) any rights granted by the Corporation to receive any value based on or linked to the value of any of the foregoing, and (g) any securities of the Corporation as would be identified on a Schedule 13D or Schedule 13G pursuant to Rule 13d-101 or Rule 13d-102, respectively, under the Exchange Act (or any successor form), including any footnotes therein and after giving effect to any disclaimers of beneficial ownership, in the case of each of clauses (a)–(g), without duplication and except for any securities specifically designated in writing from time to time by a Continuing Founder, accompanied by signed acknowledgments from each other Continuing Founder, to the Secretary (securities so designated, “Designated Founders’ Excluded Shares”).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Class F Conversion Date” means the earliest of:

(a)    the effective date of the termination of the Founder Voting Trust, other than any termination that occurs in connection with a Reorganization; and

(b)    the effective date of the termination of the Voting Agreement.

“Founders” means Alexander Karp, Stephen Cohen and Peter Thiel, and each, a “Founder”.

“Founder Block” means the aggregate number of Corporation Equity Securities held or owned, directly or indirectly, by any of (a) a Continuing Founder or (b) an Approved Affiliate of a Continuing Founder, in the case of each of clauses (a) and (b), calculated on a fully diluted and as converted basis.

“Founder Shares” means, with respect to any matter subject to a vote of the stockholders of the Corporation, (a) all Corporation Equity Securities entitled to vote on such matter held or owned, directly or indirectly, by the Continuing Founders to which the Grantee has a proxy and power of attorney granted pursuant to the Voting Agreement to vote such shares in the same manner as the shares of Class F Common Stock will be voted by the Trustee plus (b) any other Corporation Equity Securities entitled to vote on such matter to which the Grantee has a proxy and power of attorney granted pursuant to the Voting Agreement to vote such shares in the same manner as the shares of Class F Common Stock will be voted by the Trustee plus (c) any Designated Founders’ Excluded Shares.

“Founder Voting Trust” means the voting trust established pursuant to the Voting Trust Agreement (and any successor thereto following a Reorganization).

“Grantee” means the grantee of the proxies and powers of attorney to vote shares of one or more classes of capital stock of the Corporation in the same manner as the shares of Class F Common Stock will be voted by the Trustee, in accordance with the Voting Agreement.

“Independent Directors” means the members of the Board of Directors designated as independent directors in accordance with the requirements of the Securities Exchange that are generally applicable to companies with common equity securities listed thereon (or if the Corporation’s equity securities are not listed for trading on a Securities Exchange, the requirements of the New York Stock Exchange generally applicable to companies with common equity securities listed thereon).

“Instruction Date” means:

(a)	for any annual or special meeting of the stockholders of the Corporation, the date that is three business days prior to the date of such meeting; and

(b)

for any stockholder action by written consent, (i) if the Corporation has established a date by which such consents must be received, the date that is two business days prior to such date, and (ii) in all other instances, the date that is five business days after written notice of such proposed action has been delivered to the Continuing Founders and the Trustee.

“No Majority Founder Instruction” means (a) in the case of director elections, the votes corresponding to the Class F Common Stock shall be cast to “withhold” or, if unavailable based on the applicable voting standard required to elect a director nominee, such votes shall be cast to “abstain”, (b) in the case of a vote on the frequency of the “say-on-pay” vote, the votes corresponding the Class F Common Stock shall be cast to “abstain”, (c) in the case of all other matters subject to a vote of the stockholders of the Corporation at a meeting, the votes corresponding to the Class F Common Stock shall be cast to “abstain” or “withhold”, so long as the effect thereof would be a vote against such matter, otherwise, such votes shall be cast “against”, and (d) in the case of a proposed stockholder action by written consent, no consent shall be delivered in respect of the Class F Common Stock.

“Ownership Threshold” means 100,000,000 Corporation Equity Securities (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event), provided, however, that the Ownership Threshold shall be automatically reduced by the Pro Rata Share of each Founder who is not a Continuing Founder, such reduction to take effect on the date such Founder ceases to be a Continuing Founder.

“Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.

“Permitted Entity” means, with respect to a Qualified Stockholder, (a) a Permitted Trust solely for the benefit of (i) such Qualified Stockholder and/or (ii) any other Permitted Entity of such Qualified Stockholder, or (b) any general partnership, limited partnership, limited liability company, corporation or other entity exclusively owned by (i) such Qualified Stockholder and/or (ii) any other Permitted Entity of such Qualified Stockholder.

“Permitted Transfer” means any Transfer of a share of Class B Common Stock that satisfies the following requirements:

(a)    by a Qualified Stockholder to (i) any Permitted Entity of such Qualified Stockholder or (ii) to another Qualified Stockholder; or

(b)    by a Permitted Entity of a Qualified Stockholder to (i) such Qualified Stockholder or (ii) any other Permitted Entity of such Qualified Stockholder;

provided that in the case of any Transfers described in clause (a) and (b) above: (x) all such Transfers by any holder of Class B Common Stock (whether then held or acquired in the future) taken together do not result in shares of Class B Common Stock being “held of record” (as such term is defined in Rule 12g5-1 promulgated under the Exchange Act) by a larger number of stockholders of the Corporation following any such Transfer and (y) any such transfer (1) must result in the Transfer of all of such holder’s shares of Class B Common Stock then held by such holder to such transferee, and (2) such holder or such holder’s legal representative (including a guardian or conservator) must agree that any shares of Class B Common Stock acquired by such holder or such holder’s estate or beneficiary after the date of such Transfer will be automatically Transferred, without further action by such holder or such legal representative, to the same transferee such that neither the Transfer nor any subsequent acquisition of Class B Common Stock results in any shares of Class B Common Stock being “held of record” (as such term is defined in Rule 12g5-1 promulgated under the Exchange Act) by a larger number of stockholders of the Corporation following such Transfer or subsequent acquisition.

“Permitted Transferee” means a transferee of shares of Class B Common Stock received in a Transfer that constitutes a Permitted Transfer or a transferee of shares of Class B Common Stock involving consent or approval of the Board of Directors or an officer of the Corporation as described in the definition of “Transfer”.

“Permitted Trust” means a bona fide trust where each trustee is (a) a Qualified Stockholder or (b) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies and bank trust departments.

“Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership or other entity.

“Pro Rata Share” means, with respect to a Founder, (1) 100,000,000 Corporation Equity Securities (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event) multiplied by (2) a fraction, the numerator of which shall be the number of Corporation Equity Securities held or owned, directly or indirectly, at the Submission Date by such Founder and such Founder’s Approved Affiliates, on a fully diluted and as converted basis, and the denominator of which shall be the total number of Corporation Equity Securities held or owned, directly or indirectly, at the Submission Date by all Founders and their Approved Affiliates, on a fully diluted and as converted basis.

“Qualified Stockholder” means (a) the registered holder of a share of Class B Common Stock immediately following the Effective Time; (b) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time pursuant to the exercise or conversion of options or warrants or settlement of convertible securities; (c) each natural person who Transferred shares of or equity awards for Class B Common Stock (including any option or warrant exercisable or convertible into or any convertible securities that can be settled in shares of Class B Common Stock) to a Permitted Entity that is or becomes a Qualified Stockholder pursuant to subclauses (a) or (b) of this definition; (d) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time (including upon conversion of shares of Class F Common Stock) and (e) a Permitted Transferee.

“Reorganization” means a reorganization or redomiciliation of the Founder Voting Trust undertaken with the written consent of each beneficiary thereof and, if applicable, the Trustee, prior to such reorganization or redomiciliation, which reorganization or redomiciliation does not result in a change in the beneficiaries.

“Secretary” means the Secretary of the Corporation or his or her delegate.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Securities Exchange” means, at any time, the registered national securities exchange on which the Corporation’s Class A Common Stock is then principally listed or traded (or, if the Class A Common Stock is not then listed, the registered national securities exchange on which any other class of the Corporation’s equity securities is then listed).

“Submission Date” means August 10, 2020, which is the date of the Corporation’s submission to the Securities and Exchange Commission of Amendment No. 2 to its confidential registration statement on Form S-1 relating to the shares of Class A Common Stock.

“Transfer” of a share means (x) any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, the dispositive power or Voting Control over such share by proxy or otherwise; (y) any agreement or arrangement (including any warrants, calls, options or other rights or derivative transactions) to take any such actions or cause the occurrence of any such events (whether or not contingent) identified in clause (x); or (z) any act that results in changes to the beneficial ownership of such share, unless, in the case of each of clauses (x), (y) and (z), consent or approval has been previously obtained or is concurrently or subsequently obtained from the Board of Directors or from an officer of the Corporation with delegated authority pursuant to the Bylaws of the Corporation; provided, however, that the following shall not be considered a “Transfer”:

(a)

the granting of a revocable proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders of the Corporation;

(b)

entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock and/or Class F Common Stock that (i) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary, (ii) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (iii) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;

(c)

the pledge of such shares by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” or unless consent or approval has been previously obtained or is concurrently or subsequently obtained from the Board of Directors or from an officer of the Corporation with delegated authority pursuant to the Bylaws of the Corporation; or

(d)

entering into, amending, extending, renewing, restating, supplementing or otherwise modifying the Voting Agreement, the Voting Trust Agreement or any agreement, arrangement or understanding contemplated by the terms of the Voting Agreement or Voting Trust Agreement, or taking any actions contemplated thereby, including (i) the granting of a proxy, whether or not irrevocable, to any Person and the exercise of such proxy by such Person and (ii) the transfer of shares of Class B Common Stock to the Founder Voting Trust or to one or more beneficiaries of the Founder Voting Trust;

provided, however, that a “Transfer” shall be deemed to have occurred with respect to such shares beneficially held by (I) an entity that is a Permitted Entity, if there occurs any act or circumstance that causes such entity to no longer be a Permitted Entity or (II) an entity that is a Qualified Stockholder, if there occurs a Transfer on a cumulative basis, from and after the Effective Time, of a majority of the voting power of the voting securities of such entity or any direct or indirect Parent of such entity, other than a Transfer to parties that are, as of the Effective Time, holders of voting securities of any such entity or Parent of such entity.

“True Founder Instruction” means, with respect to any matter subject to a vote of the stockholders of the Corporation, (a) if there are two or three Continuing Founders as of the Instruction Date, (i) if at least two Continuing Founder Instructions contain the same instruction as to how the votes corresponding to the Class F Common Stock shall be cast in respect of such matter (including a vote of “withhold” or “abstain” that may not constitute a “vote” under the applicable voting standard required to approve the matter or elect the director nominee), or consents corresponding to the Class F Common Stock shall be delivered or not delivered, as applicable, with respect to such matter, such instruction and (ii) otherwise, the No Majority Founder Instruction, and (b) if there is one Continuing Founder as of the Instruction Date with respect to such vote, the instruction contained in such Continuing Founder’s Continuing Founder Instruction; provided that, in the case of this clause (b), if such Continuing Founder has not delivered a Continuing Founder Instruction to the Secretary and the Trustee by the Instruction Date, such Continuing Founder shall be deemed to have delivered as of the Instruction Date a Continuing Founder Instruction corresponding to the No Majority Founder Instruction with respect to such matter.

“Trustee” means the trustee then in office under the Voting Trust Agreement.

“Voting Agreement” means the Voting Agreement, dated on or about the date of the Effective Time, among each of the Founders and Wilmington Trust, National Association, as the grantee of the proxies and powers of attorney set forth therein and not in its capacity as the trustee under the Founder Voting Trust (as amended, supplemented, restated or otherwise modified from time to time).

“Voting Control” means, with respect to a share of capital stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.

“Voting Trust Agreement” means the Voting Trust Agreement, dated on or about the date of the Effective Time, among each of the Founders and Wilmington Trust, National Association, as initial trustee (as amended, supplemented, restated or otherwise modified from time to time).

ARTICLE VI

A. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B. Number of Directors; Election. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors shall be fixed solely by resolution of the Board of Directors. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director of the Corporation, whether before or after the Classified Board Effective Date, shall hold office until the expiration of the term for which he or she is elected and until his or her successor has been duly elected and qualified or until his or her earlier resignation, death or removal. No decrease in the number of directors constituting the Board of Directors, whether before or after the Classified Board Effective Date, shall shorten the term of any incumbent director.

C. Classified Board Structure. From and after the Final Class F Conversion Date, the directors, other than any who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three (3) classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The Board of Directors shall assign members of the Board of Directors already in office to such classes at the time such classification becomes effective (the “Classified Board Effective Date”). The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of the stockholders of the Corporation following the Classified Board Effective Date, the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders of the Corporation following the Classified Board Effective Date, and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders of the Corporation following the Classified Board Effective Date. At each annual meeting of stockholders of the Corporation, commencing with the first regularly-scheduled annual meeting of stockholders of the Corporation following the Classified Board Effective Date, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office for a three year term and until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified. Prior to the Classified Board Effective Date, all directors shall be elected at each annual meeting of stockholders of the Corporation to serve until the next annual meeting of stockholders of the Corporation (except, for the avoidance of doubt, as provided in this Article VI, Section C in the event a Classified Board Effective Date occurs) and until his or her successor shall have been duly elected and qualified. From and after the Classified Board Effective Date, if the number of directors is thereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.

D. Removal; Vacancies. Any director may be removed from office by the stockholders of the Corporation as provided in Section 141(k) of the DGCL. Vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors, and not by stockholders of the Corporation. A person elected to fill a vacancy or newly created directorship shall hold office until, prior to the Classified Board Effective Date, the next annual meeting of the stockholders of the Corporation or, from and after the Classified Board Effective Date, the next election of the class for which such director shall have been chosen and in each case until his or her successor shall be duly elected and qualified.

ARTICLE VII

A. Written Ballot. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

B. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

C. Special Meetings. Special meetings of the stockholders of the Corporation may be called only by (1) the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board; (2) the chairman of the Board of Directors; (3) the chief executive officer of the Corporation; or (4) the president of the Corporation. For the purposes hereof, “Whole Board” shall mean the total number of authorized directorships whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

D. Availability of Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, (1) prior to the Final Class F Conversion Date, any action required or permitted to be taken by the stockholders of the Corporation may be effected by the written consent of the stockholders of the Corporation in lieu of a duly called annual or special meeting of the stockholders of the Corporation; provided that, in addition to any other consent required before such action may be effected, any such action shall require the affirmative consent of the holders of a majority of the outstanding shares of Class F Common Stock, acting as a separate class, and (2) from and after the Final Class F Conversion Date, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by the written consent of the stockholders of the Corporation in lieu of a duly called annual or special meeting of the stockholders of the Corporation.

E. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

F. Section 203 of the DGCL. The Corporation shall not be governed by Section 203 of the DGCL.

ARTICLE VIII

To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

The Corporation shall indemnify, to the fullest extent permitted by applicable law, any present or former director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

The Corporation shall have the power to indemnify, to the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors.

A right to indemnification or to advancement of expenses arising under a provision of this Restated Certificate of Incorporation or the Bylaws of the Corporation shall not be eliminated or impaired by an amendment to this Restated Certificate of Incorporation or the Bylaws of the Corporation after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

A right to indemnification or to advancement of expenses arising under a provision of this Restated Certificate of Incorporation or the Bylaws of the Corporation shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled hereunder or thereunder or under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in any other capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

ARTICLE X

If any provision of this Restated Certificate of Incorporation becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Restated Certificate of Incorporation, and the court will replace such illegal, void or unenforceable provision of this Restated Certificate of Incorporation with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Restated Certificate of Incorporation shall be enforceable in accordance with its terms.

Except as provided in Article VIII and Article IX above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders of the Corporation herein are granted subject to this reservation.

* * *

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed on behalf of the Corporation by its duly authorized officer effective this ~~22nd day of September, 2020~~                        .

PALANTIR TECHNOLOGIES INC.

By:	~~/s/ Alexander Karp~~
~~Alexander Karp~~Name: ~~Chief Executive Officer~~Title:

APPENDIX B-1

AMENDED AND RESTATED BYLAWS OF

PALANTIR TECHNOLOGIES INC.

(effective as of                 )

-i-

(continued)

-ii-

BYLAWS OF PALANTIR TECHNOLOGIES INC.

ARTICLE I - CORPORATE OFFICES

1.1    REGISTERED OFFICE

The registered office of Palantir Technologies Inc. (the “Company”) shall be fixed in the Company’s certificate of incorporation, as the same may be amended from time to time.

1.2    OTHER OFFICES

The Company may at any time establish other offices.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1    PLACE OF MEETINGS

Meetings of stockholders shall be held at a place, if any, within or outside the State of Delaware, determined by the board of directors of the Company (the “Board of Directors”). The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Company’s principal executive office.

2.2    ANNUAL MEETING

The annual meeting of stockholders shall be held each year. The Board of Directors shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, or the chairperson of the meeting, may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For the purposes of these bylaws, the term “Whole Board” shall mean the total number of authorized directorships whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

2.3    SPECIAL MEETING

(a)    A special meeting of the stockholders, other than as required by statute, may be called at any time by (i) the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, (ii) the chairperson of the Board of Directors, (iii) the chief executive officer or (iv) the president, but a special meeting may not be called by any other person or persons, and any power of stockholders to call a special meeting of stockholders is specifically denied. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, or the chairperson of the meeting, may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(b)    The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of a majority of the Whole Board, the chairperson of the Board of Directors, the chief executive officer or the president. Nothing contained in this Section 2.3(b) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

2.4    ADVANCE NOTICE PROCEDURES

(a)    Annual Meetings of Stockholders.

(i)    Nominations of persons for election to the Board of Directors or the proposal of other business to be transacted by the stockholders at an annual meeting of stockholders may be made only (1) pursuant to the Company’s notice of meeting (or any supplement thereto); (2) by or at the direction of the Board of Directors; (3) as may be provided in the certificate of designations for any class or series of preferred stock; or (4) by any stockholder of the Company who (A) is a stockholder of record at the time of giving of the notice contemplated by Section 2.4(a)(ii); (B) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the annual meeting; (C) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the annual meeting; (D) is a stockholder of record at the time of the annual meeting; and (E) complies with the procedures set forth in this Section 2.4(a).

(ii)    For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to clause (4) of Section 2.4(a)(i), the stockholder must have given timely notice in writing to the secretary and any such nomination or proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day and no later than 5:00 p.m., local time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of stockholders. However, if no annual meeting of stockholders was held in the preceding year, or if the date of the applicable annual meeting has been changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, then to be timely such notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. In no event will the adjournment, rescheduling or postponement of any annual meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors at least 10 days before the last day that a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, then a stockholder’s notice required by this Section 2.4(a)(ii) will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the secretary at the principal executive offices of the Company no later than 5:00 p.m., local time, on the 10th day following the day on which such public announcement is first made. “Public announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (as amended and inclusive of rules and regulations thereunder, the “1934 Act”).

(iii)    A stockholder’s notice to the secretary must set forth:

(1)    as to each person whom the stockholder proposes to nominate for election as a director:

(A)    such person’s name, age, business address, residence address and principal occupation or employment; the class and number of shares of the Company that are held of record or are beneficially owned by such person and a description of any Derivative Instruments (defined below) held or beneficially owned thereby or of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of such person; and all information relating to such person that is required to be disclosed in solicitations of proxies for the contested election of directors, or is otherwise required, in each case pursuant to the Section 14 of the 1934 Act;

(B)    such person’s written consent to being named in such stockholder’s proxy statement as a nominee of such stockholder and to serving as a director of the Company if elected;

(C)    a reasonably detailed description of any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such person has, or has had within the past three years, with any person or entity other than the Company (including the amount of any payment or payments received or receivable thereunder), in each case in connection with candidacy or service as a director of the Company (a “Third-Party Compensation Arrangement”); and

(D)    a description of any other material relationships between such person and such person’s respective affiliates and associates, or others acting in concert with them, on the one hand, and such stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert with them, on the other hand;

(2)    as to any other business that the stockholder proposes to bring before the annual meeting:

(A)    a brief description of the business desired to be brought before the annual meeting;

(B)    the text of the proposal or business (including the text of any resolutions proposed for consideration and, if applicable, the text of any proposed amendment to these bylaws or the Company’s certificate of incorporation);

(C)    the reasons for conducting such business at the annual meeting;

(D)    any material interest in such business of such stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates and associates, or others acting in concert with them; and

(E)    a description of all agreements, arrangements and understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates or associates or others acting in concert with them, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and

(3)    as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(A)    the name and address of such stockholder (as they appear on the Company’s books), of such beneficial owner and of their respective affiliates or associates or others acting in concert with them;

(B)    for each class or series, the number of shares of stock of the Company that are, directly or indirectly, held of record or are beneficially owned by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

(C)    a description of any agreement, arrangement or understanding between such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, and any other person or persons (including, in each case, their names) in connection with the proposal of such nomination or other business;

(D)    a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities (any of the foregoing, a “Derivative Instrument”), or any other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for or increase or decrease the voting power of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities;

(E)    any rights to dividends on the Company’s securities owned beneficially by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, that are separated or separable from the underlying security;

(F)    any proportionate interest in the Company’s securities or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;

(G)    any performance-related fees (other than an asset-based fee) that such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with, them is entitled to based on any increase or decrease in the value of the Company’s securities or Derivative Instruments, including, without limitation, any such interests held by members of the immediate family of such persons sharing the same household;

(H)    any significant equity interests or any Derivative Instruments in any principal competitor of the Company that are held by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

(I)    any direct or indirect interest of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (in each case, including any employment agreement, collective bargaining agreement or consulting agreement);

(J)    a representation and undertaking that the stockholder is a holder of record of stock of the Company as of the date of submission of the stockholder’s notice and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting;

(K)    a representation and undertaking that such stockholder or any such beneficial owner intends, or is part of a group that intends, to (x) deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to approve or adopt the proposal or to elect each such nominee; or (y) otherwise solicit proxies from stockholders in support of such proposal or nomination;

(L)    any other information relating to such stockholder, such beneficial owner, or their respective affiliates or associates or others acting in concert with them, or director nominee or proposed business that, in each case, would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee (in a contested election of directors) or proposal pursuant to Section 14 of the 1934 Act; and

(M)    such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action.

(iv)    In addition to the requirements of this Section 2.4, to be timely, a stockholder’s notice (and any additional information submitted to the Company in connection therewith) must further be updated and supplemented (1) if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date(s) for determining the stockholders entitled to notice of, and to vote at, the meeting and as of the date that is 10 days prior to the meeting or any adjournment, rescheduling or postponement thereof and (2) to provide any additional information that the Company may reasonably request. Such update and supplement or additional information, if applicable, must be received by the secretary at the principal executive offices of the Company, in the case of a request for additional information, promptly following a request therefor, which response must be delivered not later than such reasonable time as is specified in any such request from the Company or, in the case of any other update or supplement of any information, not later than five business days after the record date(s) for the meeting (in the case of any update and supplement required to be made as of the record date(s)), and not later than eight business days prior to the date for the meeting or any adjournment, rescheduling or postponement thereof (in the case of the update and supplement required to be made as of 10 days prior to the meeting or any adjournment, rescheduling or postponement thereof). The failure to timely provide such update, supplement or additional information shall result in the nomination or proposal no longer being eligible for consideration at the meeting.

(b)    Special Meetings of Stockholders. Except to the extent required by the DGCL, and subject to Section 2.3(a), special meetings of stockholders may be called only in accordance with the Company’s certificate of incorporation and these bylaws. Only such business will be conducted at a special meeting of stockholders as has been brought before the special meeting pursuant to the Company’s notice of meeting. If the election of directors is included as business to be brought before a special meeting in the Company’s notice of meeting, then nominations of persons for election to the Board of Directors at such special meeting may be made by any stockholder who (i) is a stockholder of record at the time of giving of the notice contemplated by this Section 2.4(b); (ii) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the special meeting; (iii) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the special meeting; (iv) is a stockholder of record at the time of the special meeting; and (v) complies with the procedures set forth in this Section 2.4(b). For nominations to be properly brought by a stockholder before a special meeting pursuant to this Section 2.4(b), the stockholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the special meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of the special meeting was first made. In no event will any adjournment, rescheduling or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice. A stockholder’s notice to the Secretary must comply with the applicable notice requirements of Section 2.4(a)(iii).

(c)    Other Requirements.

(i)    To be eligible to be a nominee by any stockholder for election as a director of the Company, the proposed nominee must provide to the secretary, in accordance with the applicable time periods prescribed for delivery of notice under Section 2.4(a)(ii) or Section 2.4(b):

(1)    a signed and completed written questionnaire (in the form provided by the secretary at the written request of the nominating stockholder, which form will be provided by the secretary within 10 days of receiving such request) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Company to determine the eligibility of such nominee to serve as a director of the Company or to serve as an independent director of the Company;

(2)    a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any voting agreement, arrangement, commitment, assurance or understanding with any person or entity as to how such nominee, if elected as a director, will vote on any issue;

(3)    a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement;

(4)    a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Company’s corporate governance guidelines as disclosed on the Company’s website, as amended from time to time; and

(5)    a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board of Directors.

(ii)    At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director must furnish to the secretary the information that is required to be set forth in a stockholder’s notice of nomination that pertains to such nominee.

(iii)    No person will be eligible to be nominated by a stockholder for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 2.4. No business proposed by a stockholder will be conducted at a stockholder meeting except in accordance with this Section 2.4.

(iv)    The chairperson of the applicable meeting of stockholders will, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws or that business was not properly brought before the meeting. If the chairperson of the meeting should so determine, then the chairperson of the meeting will so declare to the meeting and the defective nomination will be disregarded or such business will not be transacted, as the case may be.

(v)    Notwithstanding anything to the contrary in this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear in person at the meeting to present a nomination or other proposed business, such nomination will be disregarded or such proposed business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Company and counted for purposes of determining a quorum. For purposes of this Section 2.4, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting.

(vi)    Without limiting this Section 2.4, a stockholder must also comply with all applicable requirements of the 1934 Act with respect to the matters set forth in this Section 2.4, it being understood that (1) any references in these bylaws to the 1934 Act are not intended to, and will not, limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.4; and (2) compliance with clause (4) of Section 2.4(a)(i) and with Section 2.4(b) are the exclusive means for a stockholder to make nominations or submit other business (other than as provided in Section 2.4(c)(vii)).

(vii)    Nothing in this Section 2.4 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 of Regulation 14A under the 1934 Act (or any successor provision thereto). Subject to Rule 14a-8 and other applicable rules and regulations under the 1934 Act, nothing in these bylaws will be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of a director or any other business proposal.

2.5    NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6    QUORUM

The holders of a majority of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. In determining the voting power of such shares, the Company shall engage the Inspector(s) (as defined below) to, first, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL, as applicable, with respect to all of the outstanding shares of capital stock of the Company (excluding the Class F Common Stock (as defined in the certificate of incorporation)) and, second, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL, as applicable, with respect to all of the outstanding shares of capital stock of the Company (including the Class F Common Stock). Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of incorporation or these bylaws.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting, or (b) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7    ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8    CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chairperson in order. The chairperson of any meeting of stockholders shall be designated by the Board of Directors; in the absence of such designation, the chairperson of the Board of Directors, if any, or the chief executive officer (in the absence of the chairperson of the Board of Directors) or the president (in the absence of the chairperson of the Board of Directors), or in their absence any other executive officer of the Company, shall serve as chairperson of the stockholder meeting. The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present.

2.9    VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of the stock exchange on which the Company’s securities are listed, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of the stock exchange on which the securities of the Company are listed. In determining the voting power of such shares at a meeting, the Company shall engage the Inspector(s) to, first, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of capital stock of the Company (excluding the Class F Common Stock) and, second, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of capital stock of the Company (including the Class F Common Stock).

2.10    STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing or in an electronic transmission, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its registered office in the state of Delaware, its principal place of business, or an officer or agent of the Company having custody of the book in which minutes of proceedings of stockholders are recorded (or, in the case of a consent or consents in an electronic transmission, written and signed and delivered to the Company in compliance with and to the extent permitted by Section 228 of the DGCL). Delivery made to the Company’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company as provided in Section 228 of the DGCL. No written consent shall be effective to take the corporate action referred to therein unless a valid written consent or valid written consents signed by a sufficient number of stockholders to take such action are delivered to the Company in the manner prescribed in this Section 2.10 and applicable law within sixty (60) days of the first date on which a written consent is so delivered to the Company. In determining the voting power of such shares, the Company shall, first, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of capital stock of the Company (excluding the Class F Common Stock) and, second, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of capital stock of the Company (including the Class  F Common Stock).

2.11    RECORD DATES

In order that the Company may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting.

In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting if prior action by the Board of Directors is required by applicable law shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

2.12    PROXIES

Each stockholder entitled to vote at a meeting of stockholders, or such stockholder’s authorized officer, director, employee or agent, may authorize another person or persons to act for such stockholder by proxy authorized by a document or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13    LIST OF STOCKHOLDERS ENTITLED TO VOTE

The Company shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Company shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Company’s principal place of business. In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to stockholders of the Company. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.14    FOUNDER SHARES

Without limiting the power of the Board of Directors to take the actions set forth in Section 4.1, Section 4.5 or otherwise in these bylaws, the Board of Directors may, from time to time, by resolution adopted by a majority of the Whole Board, establish one or more committees composed exclusively of directors who are not Founders (as defined in the certificate of incorporation) (a “Non-Founder Committee”). For purposes of these bylaws, a “Non-Founder Approval” shall mean any approval by a Non-Founder Committee or any approval by a majority of the members of the Board of Directors then serving in office (excluding any Founders who are then members of the Board of Directors).

In connection with any meeting of stockholders requiring a stockholder vote where the applicable record date is prior to the Final Class F Conversion Date (as defined in the certificate of incorporation) (any such meeting, a “Shareholder Meeting”), the Company shall retain a third-party professional or firm, the retention of which professional or firm shall be subject to a Non-Founder Approval and which professional or firm shall be independent of the Founders as determined in good faith pursuant to such Non-Founder Approval (such professional or firm, the “Independent Certifier”). The Independent Certifier shall review and certify, as of the record date for the determination of stockholders entitled to vote on each matter subject to a vote of stockholders at such meeting, the aggregate number and class or series of Founder Shares (as defined in the certificate of incorporation) outstanding and entitled to vote on each such matter.

Prior to any Shareholder Meeting, the Company shall publicly disclose (either in the Company’s proxy statement for such Shareholder Meeting or in a Current Report on Form 8-K) the aggregate number and class or series of Founder Shares outstanding and entitled to vote on each matter subject to a vote of stockholders at such Shareholder Meeting, as certified by the Independent Certifier.

With respect to any Shareholder Meeting, the following materials shall be incorporated into the Company’s books and records: (i) all documentation regarding the Founder Shares furnished to the secretary of the Company or his or her delegate pursuant to Article IV, Section D.1(c)(ii)(x) of the certificate of incorporation, (ii) all portions of the Company’s stock ledger used by the Independent Certifier in certifying the aggregate number and class or series of Founder Shares outstanding and entitled to vote (as described above), and (iii) the certification delivered to the Company by the Independent Certifier in connection with its review and certification of the aggregate number and class or series of Founder Shares outstanding and entitled to vote on each matter subject to a vote of stockholders at such Shareholder Meeting. The materials listed in clauses (i) – (iii) of the preceding sentence shall be made expressly subject to demands to the Company made in compliance with Section 220 of the DGCL, subject to the requirements and limitations of such section.

For the avoidance of doubt, the Company shall not be required to perform the procedures specified in this Section 2.14, including the retention of an Independent Certifier, in connection with (i) any meeting of stockholders requiring a stockholder vote where the applicable record date is on or after the Final Class F Conversion Date or (ii)  any action taken by written consent of stockholders.

2.15    INSPECTORS OF ELECTION

Before any meeting of stockholders, the Company shall appoint an inspector or inspectors of election (the “Inspector(s)”) to act at the meeting or its adjournment. The Company may designate one or more persons as alternate Inspector(s) to replace any Inspector(s) who fails to act. Such Inspector(s) shall take all actions as required under Section 231 of the DGCL or any successor provision thereto.

The Inspector(s) shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple Inspectors, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. The Inspector(s) appointed to act at any Shareholder Meeting, or its adjournment, shall be entitled to rely upon the certification by the Independent Certifier of the aggregate number and class or series of Founder Shares outstanding and entitled to vote on each matter subject to a vote of stockholders at such Shareholder Meeting. Any report or certificate made by the Inspector(s) is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS

3.1    POWERS

The business and affairs of the Company shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2    NUMBER OF DIRECTORS

The Board of Directors shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of a majority of the Board of Directors. No reduction of the authorized number of directors shall shorten the term of any incumbent director.

3.3    ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which he or she is elected and until his or her successor has been duly elected and qualified or until his or her earlier resignation, death or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

If so provided in the certificate of incorporation, the directors of the Company shall be divided into three classes. Until such time, the directors of the Company shall be elected at each annual meeting of stockholders to hold office until the next annual meeting.

3.4    RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the Company. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws or permitted in the specific case by resolution of the Board of Directors, and subject to the rights of holders of Preferred Stock (as defined in the certificate of incorporation), vacancies and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors, and not by stockholders. A person so chosen to fill a vacancy or newly created directorship shall hold office until, if the directors are not divided into classes, the next annual meeting of the stockholders or, if the directors are divided into classes, the next election of the class for which such director shall have been chosen and in each case until his or her successor shall have been duly elected and qualified.

3.5    PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board of Directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6    REGULAR MEETINGS

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

3.7    SPECIAL MEETINGS; NOTICE

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairperson of the Board of Directors, the chief executive officer, the president, the secretary or a majority of the Whole Board.

Notice of the time and place of special meetings shall be:

(a)    delivered personally by hand, by courier or by telephone;

(b)    sent by United States first-class mail, postage prepaid;

(c)    sent by facsimile;

(d)    sent by electronic mail; or

(e)    otherwise given by electronic transmission (as defined in Section 232 of the DGCL),

directed to each director at that director’s address, telephone number, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the Company’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting, unless required by statute.

3.8    QUORUM; VOTING

At all meetings of the Board of Directors, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, except as may otherwise be expressly provided herein or therein and denoted with the phrase “notwithstanding the final paragraph of Section 3.8 of the bylaws” or language to similar effect, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9    BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors or committee thereof.

3.10    FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

3.11    REMOVAL OF DIRECTORS

Any director or the entire Board of Directors may be removed from office by stockholders of the Company as provided in Section 141(k) of the DGCL. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

3.12    STOCK TRANSFERS

The Board of Directors (1) may, from time to time, authorize automatic consents and approvals for any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of a share (in the case of a share issuable or deliverable upon any of the conversion of another security, exercise of an option or warrant, or similar arrangement, the occurrence or non-occurrence of a contingency, or upon vesting, whether or not such share has then been issued or delivered) or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, or any agreement to take any such actions or cause the occurrence of any such events, or any act that results in changes to the beneficial ownership of such share, in each case, which consent or approval may be prior to, concurrent with or subsequent to such action and (2) shall designate the president, the treasurer and the chief executive officer, if any, and may, by resolution passed by a majority of the Whole Board, designate one or more other officers of the Company to provide such consents or approvals, in each case, as provided in the certificate of incorporation.

ARTICLE IV - COMMITTEES

4.1    COMMITTEES OF DIRECTORS

Without limiting the power of the Board of Directors to take the actions set forth in Section 2.14, Section 4.5 or otherwise in these bylaws, the Board of Directors may, from time to time, by resolution adopted by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Company. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Company.

4.2    COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings.

4.3    MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a)    Section 3.5 (place of meetings and meetings by telephone);

(b)    Section 3.6 (regular meetings);

(c)    Section 3.7 (special meetings and notice);

(d)    Section 3.8 (quorum; voting);

(e)    Section 3.9 (action without a meeting); and

(f)    Section 7.4 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members. However, (i) the time and place of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; (ii) special meetings of committees may also be called by resolution of the Board of Directors or the committee; and (iii) notice of special meetings of committees shall also be given to all alternate members who shall have the right to attend all meetings of the committee. The Board of Directors or in the absence of any such action by the Board of Directors, the applicable committee, may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

4.4    SUBCOMMITTEES

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

4.5    INDEPENDENT COMMITTEE; APPROVALS

Without limiting the power of the Board of Directors to take the actions set forth in Section 2.14, Section 4.1 or otherwise in these bylaws, the Board of Directors may, from time to time, by resolution adopted by a majority of the Whole Board, establish one or more committees composed exclusively of directors who are determined by the Board of Directors, in their reasonable judgment, to qualify as Independent Directors (as defined in the certificate of incorporation) (an “Independent Committee”). For the avoidance of doubt, each of the Audit Committee and Compensation, Nominating & Governance Committee of the Board of Directors shall constitute an Independent Committee.

Any transaction between a Founder (or controlled affiliate), on the one hand, and the Company, on the other, in which consideration exchanges hands between them, and such consideration has a fair market value in excess of $50,000,000, as determined by a Non-Founder Approval or an Independent Committee, and that is entered into and consummated following the date of the effectiveness of these bylaws and prior to the Final Class F Conversion Date and that requires disclosure pursuant to 17 CFR § 229.404(a), must be approved by either: (a) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the outstanding shares of the capital stock of the Company, voting together as a single class, or (b) an Independent Committee, unless such transaction results from, arises out of, relates to, involves, or constitutes the performance, satisfaction, exercise, failure to exercise, waiver of any right, remedy, obligation, undertaking, condition, or term of any transaction, agreement, contract, or arrangement that existed prior to the effectiveness of these bylaws, was previously approved pursuant to these bylaws, or was part of a transaction previously disclosed pursuant to 17 CFR § 229.404(a).

Prior to any of the Founders (including their controlled affiliates) attempting any transaction, at any time prior to the Final Class F Conversion Date, which transaction involves the acquisition of the Company’s equity securities and is a “Rule 13e-3 transaction” (as defined in Rule 13e-3 under the 1934 Act), such Founder or Founders shall notify the Company’s secretary (or his or her delegate) and chairperson of the Board of Directors of the intention of such Founder or Founders to attempt such transaction, and such transaction must be conditioned on the approval by (a) an Independent Committee and (b) the holders of a majority of the voting power of capital stock of the Company that is held by Non-Founder Stockholders (as defined below). “Non-Founder Stockholders” shall mean all stockholders of the Company other than the Founders (including their controlled affiliates) and any holder of the Class F Common Stock.

In the case of a sale of all of the outstanding shares of the capital stock of the Company prior to the Final Class F Conversion Date, with respect to the consideration to which the holders of such shares are entitled (including the rights to elect among different forms of consideration), unless different treatment is approved by an Independent Committee, (x) each share of Class A Common Stock (as defined in the certificate of incorporation) held by any of the Founders or their controlled affiliates must be treated equally, identically and ratably, on a per share basis, with each share of Class A Common Stock held by Non-Founder Stockholders, and (y) each share of Class B Common Stock (as defined in the certificate of incorporation) held by any of the Founders or their controlled affiliates must be treated equally, identically and ratably, on a per share basis, with each share of Class B Common Stock held by any Non-Founder Stockholders.

ARTICLE V - OFFICERS

5.1    OFFICERS

The officers of the Company shall be a president and a secretary. The Company may also have, at the discretion of the Board of Directors, a chairperson of the Board of Directors, a vice chairperson of the Board of Directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2    APPOINTMENT OF OFFICERS

The Board of Directors shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section  5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3     SUBORDINATE OFFICERS

The Board of Directors may appoint, or empower the chief executive officer or the president to appoint, such other officers as the business of the Company may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board of Directors may from time to time determine.

5.4    REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of removal.

Any officer may resign at any time by giving notice, in writing or by electronic transmission, to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

5.5    VACANCIES IN OFFICES

Any vacancy occurring in any office of the Company shall be filled by the Board of Directors or as provided in Section 5.3.

5.6    REPRESENTATION OF SECURITIES OF OTHER ENTITIES

The chairperson of the Board of Directors, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of the Company or any other person authorized by the Board of Directors or the chief executive officer, the president or a vice president, is authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares or other securities of any other entity or entities, and all rights incident to any management authority conferred on the Company in accordance with the governing documents of any entity or entities, standing in the name of the Company, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7    AUTHORITY AND DUTIES OF OFFICERS

All officers of the Company shall respectively have such authority and perform such duties in the management of the business of the Company as may be designated from time to time by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

ARTICLE VI - STOCK

6.1    STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the Company shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company. Unless otherwise provided by resolution of the Board of Directors, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Company by any two authorized officers of the Company representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Company shall not have power to issue a certificate in bearer form.

The Company may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the Company in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the Company shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2    SPECIAL DESIGNATION ON CERTIFICATES

If the Company is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 151, 156, 202(a), 218(a) or 364 of the DGCL or with respect to this Section 6.2 a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3    LOST CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time. The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4    DIVIDENDS

The Board of Directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the Company’s capital stock. Dividends may be paid in cash, in property, or in shares of the Company’s capital stock, subject to the provisions of the certificate of incorporation. The Board of Directors may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

6.5    TRANSFER OF STOCK

Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6    STOCK TRANSFER AGREEMENTS

The Company shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Company to restrict the transfer of shares of stock of the Company of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

6.7    REGISTERED STOCKHOLDERS

The Company:

(a)    shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and notices and to vote as such owner; and

(b)    shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1    NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders shall be given in the manner set forth in Section 2.5 and Section 2.7.

7.2    NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Company under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any stockholder who fails to object in writing to the Company, within 60 days of having been given written notice by the Company of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice. This Section 7.2 shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3    NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Company is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.4    WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII - INDEMNIFICATION

8.1    INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2    INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE COMPANY

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

8.3    SUCCESSFUL DEFENSE

To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

8.4    INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article VIII, the Company shall have power to indemnify its employees and agents and provide advancement of expenses to the extent not prohibited by the DGCL or other applicable law. The Board of Directors shall have the power to delegate to any person or persons identified in subsections (1) through (4) of Section 145(d) of the DGCL the determination of whether employees or agents shall be indemnified.

8.5    ADVANCED PAYMENT OF EXPENSES

To the fullest extent not prohibited by the DGCL or by any other applicable law, expenses (including attorneys’ fees) incurred by a current or former officer or director of the Company in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking, if required by the DGCL, by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) incurred by other employees and agents of the Company or by persons serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 8.6(b) or 8.6(c) prior to a determination that the person is not entitled to be indemnified by the Company.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 8.8, no advance shall be made by the Company to an officer of the Company (except by reason of the fact that such officer is or was a director of the Company, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (a) by a vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (b) by a committee of such directors designated by the vote of the majority of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company.

8.6    LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the DGCL, the Company shall not be obligated to indemnify any person pursuant to this Article  VIII in connection with any Proceeding (or any part of any Proceeding) if prohibited by the DGCL or other applicable law.

8.7    DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Company of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Company shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Company shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8    NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

8.9    INSURANCE

The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10    SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11    EFFECT OF REPEAL OR MODIFICATION

A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12    SEVERABILITY

If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, all portions of any paragraph of this Article VIII containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, all portions of any paragraph of this Article VIII containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or enforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

8.13    CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “Company” shall include, in addition to the resulting company, any constituent company (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent company, or is or was serving at the request of such constituent company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving company as such person would have with respect to such constituent company if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article VIII.

ARTICLE IX - GENERAL MATTERS

9.1    EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of incorporation or these bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Company; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2    FISCAL YEAR

The fiscal year of the Company shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

9.3    SEAL

The Company may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors. The Company may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4    CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a company (including, but not limited to, a limited liability company), corporation, partnership, joint venture, trust or other enterprise, and a natural person. Any reference in these bylaws to a section of the DGCL shall be deemed to refer to such section as amended from time to time and any successor provisions thereto.

9.5    FORUM SELECTION

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware does not have jurisdiction, another State court in Delaware or, if and only if all such State courts do not have jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action or proceeding asserting a claim arising pursuant to, or seeking to enforce any right, obligation or remedy under, any provision of the DGCL or the certificate of incorporation or these bylaws (as each may be amended from time to time), (d) any action or proceeding as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (e) any action or proceeding asserting a claim governed by the internal affairs doctrine, except for, as to each of (a) through (e) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than such court or for which such court does not have subject matter jurisdiction. For the avoidance of doubt, this first paragraph of Section 9.5 shall not apply to any action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “Securities Act”) or the 1934 Act.

Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

Any person or entity purchasing or otherwise acquiring or holding or owning (or continuing to hold or own) any interest in any security of the Company shall be deemed to have notice of and have consented to the provisions of this Section 9.5.

ARTICLE X - AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote. The Board of Directors shall also have the power to adopt, amend or repeal bylaws; provided, however, that a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.

APPENDIX B-2

MARKED COPY OF

AMENDED AND RESTATED BYLAWS OF

PALANTIR TECHNOLOGIES INC.

(effective as of ~~September 22, 2020~~                )

-i-

(Continued)

-ii-

BYLAWS OF PALANTIR TECHNOLOGIES INC.

ARTICLE I - CORPORATE OFFICES

1.1    REGISTERED OFFICE

The registered office of Palantir Technologies Inc. (the “Company”) shall be fixed in the Company’s certificate of incorporation, as the same may be amended from time to time.

1.2    OTHER OFFICES

The Company may at any time establish other offices.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1    PLACE OF MEETINGS

Meetings of stockholders shall be held at a place, if any, within or outside the State of Delaware, determined by the board of directors of the Company (the “Board of Directors”). The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Company’s principal executive office.

2.2    ANNUAL MEETING

The annual meeting of stockholders shall be held each year. The Board of Directors shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, or the chairperson of the meeting, may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For the purposes of these bylaws, the term “Whole Board” shall mean the total number of authorized directorships whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

2.3    SPECIAL MEETING

(a) A special meeting of the stockholders, other than as required by statute, may be called at any time by (i) the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, (ii) the chairperson of the Board of Directors, (iii) the chief executive officer or (iv) the president, but a special meeting may not be called by any other person or persons, and any power of stockholders to call a special meeting of stockholders is specifically denied. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, or the chairperson of the meeting, may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(b) The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of a majority of the Whole Board, the chairperson of the Board of Directors, the chief executive officer or the president. Nothing contained in this Section 2.3(b) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

2.4    ADVANCE NOTICE PROCEDURES

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors or the proposal of other business to be transacted by the stockholders at an annual meeting of stockholders may be made only (1) pursuant to the Company’s notice of meeting (or any supplement thereto); (2) by or at the direction of the Board of Directors; (3) as may be provided in the certificate of designations for any class or series of preferred stock; or (4) by any stockholder of the Company who (A) is a stockholder of record at the time of giving of the notice contemplated by Section 2.4(a)(ii); (B) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the annual meeting; (C) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the annual meeting; (D) is a stockholder of record at the time of the annual meeting; and (E) complies with the procedures set forth in this Section 2.4(a).

(ii) For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to clause (4) of Section 2.4(a)(i), the stockholder must have given timely notice in writing to the secretary and any such nomination or proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day and no later than 5:00 p.m., local time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of stockholders. However, if no annual meeting of stockholders was held in the preceding year, or if the date of the applicable annual meeting has been changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, then to be timely such notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. In no event will the adjournment, rescheduling or postponement of any annual meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors at least 10 days before the last day that a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, then a stockholder’s notice required by this Section 2.4(a)(ii) will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the secretary at the principal executive offices of the Company no later than 5:00 p.m., local time, on the 10th day following the day on which such public announcement is first made. “Public announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (as amended and inclusive of rules and regulations thereunder, the “1934 Act”).

(iii) A stockholder’s notice to the secretary must set forth:

(1) as to each person whom the stockholder proposes to nominate for election as a director:

(A) such person’s name, age, business address, residence address and principal occupation or employment; the class and number of shares of the Company that are held of record or are beneficially owned by such person and a description of any Derivative Instruments (defined below) held or beneficially owned thereby or of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of such person; and all information relating to such person that is required to be disclosed in solicitations of proxies for the contested election of directors, or is otherwise required, in each case pursuant to the Section 14 of the 1934 Act;

(B) such person’s written consent to being named in such stockholder’s proxy statement as a nominee of such stockholder and to serving as a director of the Company if elected;

(C) a reasonably detailed description of any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such person has, or has had within the past three years, with any person or entity other than the Company (including the amount of any payment or payments received or receivable thereunder), in each case in connection with candidacy or service as a director of the Company (a “Third-Party Compensation Arrangement”); and

(D) a description of any other material relationships between such person and such person’s respective affiliates and associates, or others acting in concert with them, on the one hand, and such stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert with them, on the other hand;

(2) as to any other business that the stockholder proposes to bring before the annual meeting:

(A) a brief description of the business desired to be brought before the annual meeting;

(B) the text of the proposal or business (including the text of any resolutions proposed for consideration and, if applicable, the text of any proposed amendment to these bylaws or the Company’s certificate of incorporation);

(C) the reasons for conducting such business at the annual meeting;

(D) any material interest in such business of such stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates and associates, or others acting in concert with them; and

(E) a description of all agreements, arrangements and understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates or associates or others acting in concert with them, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and

(3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(A) the name and address of such stockholder (as they appear on the Company’s books), of such beneficial owner and of their respective affiliates or associates or others acting in concert with them;

(B) for each class or series, the number of shares of stock of the Company that are, directly or indirectly, held of record or are beneficially owned by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

(C) a description of any agreement, arrangement or understanding between such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, and any other person or persons (including, in each case, their names) in connection with the proposal of such nomination or other business;

(D) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps,

options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities (any of the foregoing, a “Derivative Instrument”), or any other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for or increase or decrease the voting power of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities;

(E) any rights to dividends on the Company’s securities owned beneficially by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, that are separated or separable from the underlying security;

(F) any proportionate interest in the Company’s securities or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;

(G) any performance-related fees (other than an asset-based fee) that such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with, them is entitled to based on any increase or decrease in the value of the Company’s securities or Derivative Instruments, including, without limitation, any such interests held by members of the immediate family of such persons sharing the same household;

(H) any significant equity interests or any Derivative Instruments in any principal competitor of the Company that are held by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

(I) any direct or indirect interest of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (in each case, including any employment agreement, collective bargaining agreement or consulting agreement);

(J) a representation and undertaking that the stockholder is a holder of record of stock of the Company as of the date of submission of the stockholder’s notice and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting;

(K) a representation and undertaking that such stockholder or any such beneficial owner intends, or is part of a group that intends, to (x) deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to approve or adopt the proposal or to elect each such nominee; or (y) otherwise solicit proxies from stockholders in support of such proposal or nomination;

(L) any other information relating to such stockholder, such beneficial owner, or their respective affiliates or associates or others acting in concert with them, or director nominee or proposed business that, in each case, would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee (in a contested election of directors) or proposal pursuant to Section 14 of the 1934 Act; and

(M) such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action.

(iv) In addition to the requirements of this Section 2.4, to be timely, a stockholder’s notice (and any additional information submitted to the Company in connection therewith) must further be updated and supplemented (1) if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date(s) for determining the stockholders entitled to notice of, and to vote at, the meeting and as of the date that is 10 days prior to the meeting or any adjournment, rescheduling or postponement thereof and (2) to provide any additional information that the Company may reasonably request. Such update and supplement or additional information, if applicable, must be received by the secretary at the principal executive offices of the Company, in the case of a request for additional information, promptly following a request therefor, which response must be delivered not later than such reasonable time as is specified in any such request from the Company or, in the case of any other update or supplement of any information, not later than five business days after the record date(s) for the meeting (in the case of any update and supplement required to be made as of the record date(s)), and not later than eight business days prior to the date for the meeting or any adjournment, rescheduling or postponement thereof (in the case of the update and supplement required to be made as of 10 days prior to the meeting or any adjournment, rescheduling or postponement thereof). The failure to timely provide such update, supplement or additional information shall result in the nomination or proposal no longer being eligible for consideration at the meeting.

(b) Special Meetings of Stockholders. Except to the extent required by the DGCL, and subject to Section 2.3(a), special meetings of stockholders may be called only in accordance with the Company’s certificate of incorporation and these bylaws. Only such business will be conducted at a special meeting of stockholders as has been brought before the special meeting pursuant to the Company’s notice of meeting. If the election of directors is included as business to be brought before a special meeting in the Company’s notice of meeting, then nominations of persons for election to the Board of Directors at such special meeting may be made by any stockholder who (i) is a stockholder of record at the time of giving of the notice contemplated by this Section 2.4(b); (ii) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the special meeting; (iii) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the special meeting; (iv) is a stockholder of record at the time of the special meeting; and (v) complies with the procedures set forth in this Section 2.4(b). For nominations to be properly brought by a stockholder before a special meeting pursuant to this Section 2.4(b), the stockholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the special meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of the special meeting was first made. In no event will any adjournment, rescheduling or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice. A stockholder’s notice to the Secretary must comply with the applicable notice requirements of Section 2.4(a)(iii).

(c) Other Requirements.

(i) To be eligible to be a nominee by any stockholder for election as a director of the Company, the proposed nominee must provide to the secretary, in accordance with the applicable time periods prescribed for delivery of notice under Section 2.4(a)(ii) or Section 2.4(b):

(1) a signed and completed written questionnaire (in the form provided by the secretary at the written request of the nominating stockholder, which form will be provided by the secretary within 10 days of receiving such request) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Company to determine the eligibility of such nominee to serve as a director of the Company or to serve as an independent director of the Company;

(2) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any voting agreement, arrangement, commitment, assurance or understanding with any person or entity as to how such nominee, if elected as a director, will vote on any issue;

(3) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement;

(4) a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Company’s corporate governance guidelines as disclosed on the Company’s website, as amended from time to time; and

(5) a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board of Directors.

(ii) At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director must furnish to the secretary the information that is required to be set forth in a stockholder’s notice of nomination that pertains to such nominee.

(iii) No person will be eligible to be nominated by a stockholder for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 2.4. No business proposed by a stockholder will be conducted at a stockholder meeting except in accordance with this Section 2.4.

(iv) The chairperson of the applicable meeting of stockholders will, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws or that business was not properly brought before the meeting. If the chairperson of the meeting should so determine, then the chairperson of the meeting will so declare to the meeting and the defective nomination will be disregarded or such business will not be transacted, as the case may be.

(v) Notwithstanding anything to the contrary in this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear in person at the meeting to present a nomination or other proposed business, such nomination will be disregarded or such proposed business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Company and counted for purposes of determining a quorum. For purposes of this Section 2.4, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting.

(vi) Without limiting this Section 2.4, a stockholder must also comply with all applicable requirements of the 1934 Act with respect to the matters set forth in this Section 2.4, it being understood that (1) any references in these bylaws to the 1934 Act are not intended to, and will not, limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.4; and (2) compliance with clause (4) of Section 2.4(a)(i) and with Section 2.4(b) are the exclusive means for a stockholder to make nominations or submit other business (other than as provided in Section 2.4(c)(vii)).

(vii) Nothing in this Section 2.4 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 of Regulation 14A under the 1934 Act (or any successor provision thereto). Subject to Rule 14a-8 and other applicable rules and regulations under the 1934 Act, nothing in these bylaws will be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of a director or any other business proposal.

2.5    NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6    QUORUM

The holders of a majority of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. In determining the voting power of such shares, the Company shall ~~use reasonable best efforts~~engage the Inspector(s) (as defined below) to, first, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL, as applicable, with respect to all of the outstanding shares of capital stock of the Company (excluding the Class F Common Stock (as defined in the certificate of incorporation)) and, second, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL, as applicable, with respect to all of the outstanding shares of capital stock of the Company (including the Class F Common Stock). Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of incorporation or these bylaws.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting, or (b) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7    ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8    CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chairperson in order. The chairperson of any meeting of stockholders shall be designated by the Board of Directors; in the absence of such designation, the chairperson of the Board of Directors, if any, or the chief executive officer (in the absence of the chairperson of the Board of Directors) or the president (in the absence of the chairperson of the Board of Directors), or in their absence any other executive officer of the

Company, shall serve as chairperson of the stockholder meeting. The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present.

2.9    VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of the stock exchange on which the Company’s securities are listed, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of the stock exchange on which the securities of the Company are listed. In determining the voting power of such shares at a meeting, the Company shall ~~use reasonable best efforts~~engage the Inspector(s) to, first, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of capital stock of the Company (excluding the Class F Common Stock) and, second, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of capital stock of the Company (including the Class F Common Stock).

2.10    STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing or in an electronic transmission, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its registered office in the state of Delaware, its principal place of business, or an officer or agent of the Company having custody of the book in which minutes of proceedings of stockholders are recorded (or, in the case of a consent or consents in an electronic transmission, written and signed and delivered to the Company in compliance with and to the extent permitted by Section 228 of the DGCL). Delivery made to the Company’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company as provided in Section 228 of the DGCL. No written consent shall be effective to take the corporate action referred to therein unless a valid written consent or valid written consents signed by a sufficient number of stockholders to take such action are delivered to the Company in the manner prescribed in this Section 2.10 and applicable law within sixty (60) days of the first date on which a written consent is so delivered to the Company. In determining the voting power of such shares, the Company shall ~~use reasonable best efforts to~~, first, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of capital stock of the Company (excluding the Class F Common Stock) and, second, perform the procedures set forth in Section 231(b)(1)-(2) of the DGCL with respect to all of the outstanding shares of capital stock of the Company (including the Class F Common Stock).

2.11    RECORD DATES

In order that the Company may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting.

In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting if prior action by the Board of Directors is required by applicable law shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

2.12    PROXIES

Each stockholder entitled to vote at a meeting of stockholders, or such stockholder’s authorized officer, director, employee or agent, may authorize another person or persons to act for such stockholder by proxy authorized by a document or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13    LIST OF STOCKHOLDERS ENTITLED TO VOTE

The Company shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Company shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Company’s principal place of business. In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to stockholders of the Company. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.14    FOUNDER SHARES

Without limiting the power of the Board of Directors to take the actions set forth in Section 4.1, Section 4.5 or otherwise in these bylaws, the Board of Directors may, from time to time, by resolution adopted by a majority of the Whole Board, establish one or more committees composed exclusively of directors who are not Founders (as defined in the certificate of incorporation) (a “Non-Founder Committee”). For purposes of these bylaws, a “Non-Founder Approval” shall mean any approval by a Non-Founder Committee or any approval by a majority of the members of the Board of Directors then serving in office (excluding any Founders who are then members of the Board of Directors).

In connection with any meeting of stockholders requiring a stockholder vote where the applicable record date is prior to the Final Class F Conversion Date (as defined in the certificate of incorporation) (any such meeting, a “Shareholder Meeting”), the Company shall retain a third-party professional or firm, the retention of which professional or firm shall be subject to a Non-Founder Approval and which professional or firm shall be independent of the Founders as determined in good faith pursuant to such Non-Founder Approval (such professional or firm, the “Independent Certifier”). The Independent Certifier shall review and certify, as of the record date for the determination of stockholders entitled to vote on each matter subject to a vote of stockholders at such meeting, the aggregate number and class or series of Founder Shares (as defined in the certificate of incorporation) outstanding and entitled to vote on each such matter.

Prior to any Shareholder Meeting, the Company shall publicly disclose (either in the Company’s proxy statement for such Shareholder Meeting or in a Current Report on Form 8-K) the aggregate number and class or series of Founder Shares outstanding and entitled to vote on each matter subject to a vote of stockholders at such Shareholder Meeting, as certified by the Independent Certifier.

With respect to any Shareholder Meeting, the following materials shall be incorporated into the Company’s books and records: (i) all documentation regarding the Founder Shares furnished to the secretary of the Company or his or her delegate pursuant to Article IV, Section D.1(c)(ii)(x) of the certificate of incorporation, (ii) all portions of the Company’s stock ledger used by the Independent Certifier in certifying the aggregate number and class or series of Founder Shares outstanding and entitled to vote (as described above), and (iii) the certification delivered to the Company by the Independent Certifier in connection with its review and certification of the aggregate number and class or series of Founder Shares outstanding and entitled to vote on each matter subject to a vote of stockholders at such Shareholder Meeting. The materials listed in clauses (i) – (iii) of the preceding sentence shall be made expressly subject to demands to the Company made in compliance with Section 220 of the DGCL, subject to the requirements and limitations of such section.

For the avoidance of doubt, the Company shall not be required to perform the procedures specified in this Section 2.14, including the retention of an Independent Certifier, in connection with (i) any meeting of stockholders requiring a stockholder vote where the applicable record date is on or after the Final Class F Conversion Date or (ii) any action taken by written consent of stockholders.

2.15~~2.14~~     INSPECTORS OF ELECTION

Before any meeting of stockholders, the Company shall appoint an inspector or inspectors of election (the “Inspector(s)”) to act at the meeting or its adjournment. The Company may designate one or more persons as alternate ~~inspectors~~Inspector(s) to replace any ~~inspectors~~Inspector(s) who fails to act. Such ~~inspectors~~Inspector(s) shall take all actions as ~~contemplated~~required under Section 231 of the DGCL or any successor provision thereto.

The ~~inspectors of election~~Inspector(s) shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple ~~inspectors of election~~Inspectors, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. The Inspector(s) appointed to act at any Shareholder Meeting, or its adjournment, shall be entitled to rely upon the certification by the Independent Certifier of the aggregate number and class or series of Founder Shares outstanding and entitled to vote on each matter subject to a vote of stockholders at such Shareholder Meeting. Any report or certificate made by the ~~inspectors of election~~Inspector(s) is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS

3.1    POWERS

The business and affairs of the Company shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2    NUMBER OF DIRECTORS

The Board of Directors shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of a majority of the Board of Directors. No reduction of the authorized number of directors shall shorten the term of any incumbent director.

3.3    ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which he or she is elected and until his or her successor has been duly elected and qualified or until his or her earlier resignation, death or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

If so provided in the certificate of incorporation, the directors of the Company shall be divided into three classes. Until such time, the directors of the Company shall be elected at each annual meeting of stockholders to hold office until the next annual meeting.

3.4    RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the Company. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws or permitted in the specific case by resolution of the Board of Directors, and subject to the rights of holders of Preferred Stock (as defined in the certificate of incorporation), vacancies and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors, and not by stockholders. A person so chosen to fill a vacancy or newly created directorship shall hold office until, if the directors are not divided into classes, the next annual meeting of the stockholders or, if the directors are divided into classes, the next election of the class for which such director shall have been chosen and in each case until his or her successor shall have been duly elected and qualified.

3.5    PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board of Directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6    REGULAR MEETINGS

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

3.7    SPECIAL MEETINGS; NOTICE

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairperson of the Board of Directors, the chief executive officer, the president, the secretary or a majority of the Whole Board.

Notice of the time and place of special meetings shall be:

(a) delivered personally by hand, by courier or by telephone;

(b) sent by United States first-class mail, postage prepaid;

(c) sent by facsimile;

(d) sent by electronic mail; or

(e) otherwise given by electronic transmission (as defined in Section 232 of the DGCL),

directed to each director at that director’s address, telephone number, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the Company’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting, unless required by statute.

3.8    QUORUM; VOTING

At all meetings of the Board of Directors, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, except as may otherwise be expressly provided herein or therein and denoted with the phrase “notwithstanding the final paragraph of Section 3.8 of the bylaws” or language to similar effect, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9    BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors or committee thereof.

3.10    FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

3.11    REMOVAL OF DIRECTORS

Any director or the entire Board of Directors may be removed from office by stockholders of the Company as provided in Section 141(k) of the DGCL. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

3.12    STOCK TRANSFERS

The Board of Directors (1) may, from time to time, authorize automatic consents and approvals for any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of a share (in the case of a share issuable or deliverable upon any of the conversion of another security, exercise of an option or warrant, or similar arrangement, the occurrence or non-occurrence of a contingency, or upon vesting, whether or not such share has then been issued or delivered) or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, or any agreement to take any such actions or cause the occurrence of any such events, or any act that results in changes to the beneficial ownership of such share, in each case, which consent or approval may be prior to, concurrent with or subsequent to such action and (2) shall designate the president, the treasurer and the chief executive officer, if any, and may, by resolution passed by a majority of the Whole Board, designate one or more other officers of the Company to provide such consents or approvals, in each case, as provided in the certificate of incorporation.

ARTICLE IV - COMMITTEES

4.1    COMMITTEES OF DIRECTORS

~~The~~Without limiting the power of the Board of Directors to take the actions set forth in Section 2.14, Section 4.5 or otherwise in these bylaws, the Board of Directors may, from time to time, by resolution ~~passed~~adopted by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Company. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Company.

4.2    COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings.

4.3    MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a) Section 3.5 (place of meetings and meetings by telephone);

(b) Section 3.6 (regular meetings);

(c) Section 3.7 (special meetings and notice);

(d) Section 3.8 (quorum; voting);

(e) Section 3.9 (action without a meeting); and

(f) Section 7.4 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members. However, (i) the time and place of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; (ii) special meetings of committees may also be called by resolution of the Board of Directors or the committee; and (iii) notice of special meetings of committees shall also be given to all alternate members who shall have the right to attend all meetings of the committee. The Board of Directors or in the absence of any such action by the Board of Directors, the applicable committee, may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

4.4    SUBCOMMITTEES

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

4.5    INDEPENDENT COMMITTEE; APPROVALS

Without limiting the power of the Board of Directors to take the actions set forth in Section 2.14, Section 4.1 or otherwise in these bylaws, the Board of Directors may, from time to time, by resolution adopted by a majority of the Whole Board, establish one or more committees composed exclusively of directors who are determined by the Board of Directors, in their reasonable judgment, to qualify as Independent Directors (as defined in the certificate of incorporation) (an “Independent Committee”). For the avoidance of doubt, each of the Audit Committee and Compensation, Nominating & Governance Committee of the Board of Directors shall constitute an Independent Committee.

Any transaction between a Founder (or controlled affiliate), on the one hand, and the Company, on the other, in which consideration exchanges hands between them, and such consideration has a fair market value in excess of $50,000,000, as determined by a Non-Founder Approval or an Independent Committee, and that is entered into and consummated following the date of the effectiveness of these bylaws and prior to the Final Class F Conversion Date and that requires disclosure pursuant to 17 CFR § 229.404(a), must be approved by either: (a) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the outstanding shares of the capital stock of the Company, voting together as a single class, or (b) an Independent Committee, unless such transaction results from, arises out of, relates to, involves, or constitutes the performance, satisfaction, exercise, failure to exercise, waiver of any right, remedy, obligation, undertaking, condition, or term of any transaction, agreement, contract, or arrangement that existed prior to the effectiveness of these bylaws, was previously approved pursuant to these bylaws, or was part of a transaction previously disclosed pursuant to 17 CFR § 229.404(a).

Prior to any of the Founders (including their controlled affiliates) attempting any transaction, at any time prior to the Final Class F Conversion Date, which transaction involves the acquisition of the Company’s equity securities and is a “Rule 13e-3 transaction” (as defined in Rule 13e-3 under the 1934 Act), such Founder or Founders shall notify the Company’s secretary (or his or her delegate) and chairperson of the Board of Directors of the intention of such Founder or Founders to attempt such transaction, and such transaction must be conditioned on the approval by (a) an Independent Committee and (b) the holders of a majority of the voting power of capital stock of the Company that is held by Non-Founder Stockholders (as defined below). “Non-Founder Stockholders” shall mean all stockholders of the Company other than the Founders (including their controlled affiliates) and any holder of the Class F Common Stock.

In the case of a sale of all of the outstanding shares of the capital stock of the Company prior to the Final Class F Conversion Date, with respect to the consideration to which the holders of such shares are entitled (including the rights to elect among different forms of consideration), unless different treatment is approved by an Independent Committee, (x) each share of Class A Common Stock (as defined in the certificate of incorporation) held by any of the Founders or their controlled affiliates must be treated equally, identically and ratably, on a per share basis, with each share of Class A Common Stock held by Non-Founder Stockholders, and (y) each share of Class B Common Stock (as defined in the certificate of incorporation) held by any of the Founders or their controlled affiliates must be treated equally, identically and ratably, on a per share basis, with each share of Class B Common Stock held by any Non-Founder Stockholders.

ARTICLE V - OFFICERS

5.1    OFFICERS

The officers of the Company shall be a president and a secretary. The Company may also have, at the discretion of the Board of Directors, a chairperson of the Board of Directors, a vice chairperson of the Board of Directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2    APPOINTMENT OF OFFICERS

The Board of Directors shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section  5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3     SUBORDINATE OFFICERS

The Board of Directors may appoint, or empower the chief executive officer or the president to appoint, such other officers as the business of the Company may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board of Directors may from time to time determine.

5.4    REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of removal.

Any officer may resign at any time by giving notice, in writing or by electronic transmission, to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

5.5    VACANCIES IN OFFICES

Any vacancy occurring in any office of the Company shall be filled by the Board of Directors or as provided in Section 5.3.

5.6    REPRESENTATION OF SECURITIES OF OTHER ENTITIES

The chairperson of the Board of Directors, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of the Company or any other person authorized by the Board of Directors or the chief executive officer, the president or a vice president, is authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares or other securities of any other entity or entities, and all rights incident to any management authority conferred on the Company in accordance with the governing documents of any entity or entities, standing in the name of the Company, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7    AUTHORITY AND DUTIES OF OFFICERS

All officers of the Company shall respectively have such authority and perform such duties in the management of the business of the Company as may be designated from time to time by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

ARTICLE VI - STOCK

6.1    STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the Company shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company. Unless otherwise provided by resolution of the Board of Directors, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Company by any two authorized officers of the Company representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Company shall not have power to issue a certificate in bearer form.

The Company may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the Company in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the Company shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2    SPECIAL DESIGNATION ON CERTIFICATES

If the Company is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 151, 156, 202(a), 218(a) or 364 of the DGCL or with respect to this Section 6.2 a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3    LOST CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time. The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4    DIVIDENDS

The Board of Directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the Company’s capital stock. Dividends may be paid in cash, in property, or in shares of the Company’s capital stock, subject to the provisions of the certificate of incorporation. The Board of Directors may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

6.5    TRANSFER OF STOCK

Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6    STOCK TRANSFER AGREEMENTS

The Company shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Company to restrict the transfer of shares of stock of the Company of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

6.7    REGISTERED STOCKHOLDERS

The Company:

(a) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and notices and to vote as such owner; and

(b) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1    NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders shall be given in the manner set forth in Section 2.5 and Section 2.7.

7.2    NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Company under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any stockholder who fails to object in writing to the Company, within 60 days of having been given written notice by the Company of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice. This Section 7.2 shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3    NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Company is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.4    WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII - INDEMNIFICATION

8.1    INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2    INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE COMPANY

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

8.3    SUCCESSFUL DEFENSE

To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

8.4    INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article VIII, the Company shall have power to indemnify its employees and agents and provide advancement of expenses to the extent not prohibited by the DGCL or other applicable law. The Board of Directors shall have the power to delegate to any person or persons identified in subsections (1) through (4) of Section 145(d) of the DGCL the determination of whether employees or agents shall be indemnified.

8.5    ADVANCED PAYMENT OF EXPENSES

To the fullest extent not prohibited by the DGCL or by any other applicable law, expenses (including attorneys’ fees) incurred by a current or former officer or director of the Company in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking, if required by the DGCL, by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) incurred by other employees and agents of the Company or by persons serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 8.6(b) or 8.6(c) prior to a determination that the person is not entitled to be indemnified by the Company.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 8.8, no advance shall be made by the Company to an officer of the Company (except by reason of the fact that such officer is or was a director of the Company, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (a) by a vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (b) by a committee of such directors designated by the vote of the majority of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company.

8.6    LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the DGCL, the Company shall not be obligated to indemnify any person pursuant to this Article  VIII in connection with any Proceeding (or any part of any Proceeding) if prohibited by the DGCL or other applicable law.

8.7    DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Company of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Company shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Company shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8    NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

8.9    INSURANCE

The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10    SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11    EFFECT OF REPEAL OR MODIFICATION

A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12    SEVERABILITY

If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, all portions of any paragraph of this Article VIII containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, all portions of any paragraph of this Article VIII containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or enforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

8.13    CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “Company” shall include, in addition to the resulting company, any constituent company (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent company, or is or was serving at the request of such constituent company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving company as such person would have with respect to such constituent company if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article VIII.

ARTICLE IX - GENERAL MATTERS

9.1    EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of incorporation or these bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Company; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2    FISCAL YEAR

The fiscal year of the Company shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

9.3    SEAL

The Company may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors. The Company may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4    CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a company (including, but not limited to, a limited liability company), corporation, partnership, joint venture, trust or other enterprise, and a natural person. Any reference in these bylaws to a section of the DGCL shall be deemed to refer to such section as amended from time to time and any successor provisions thereto.

9.5    FORUM SELECTION

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware does not have jurisdiction, another State court in Delaware or, if and only if all such State courts do not have jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action or proceeding asserting a claim arising pursuant to, or seeking to enforce any right, obligation or remedy under, any provision of the DGCL or the certificate of incorporation or these bylaws (as each may be amended from time to time), (d) any action or proceeding as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (e) any action or proceeding asserting a claim governed by the internal affairs doctrine, except for, as to each of (a) through (e) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than such court or for which such court does not have subject matter jurisdiction. For the avoidance of doubt, this first paragraph of Section 9.5 shall not apply to any action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “Securities Act”) or the 1934 Act.

Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

Any person or entity purchasing or otherwise acquiring or holding or owning (or continuing to hold or own) any interest in any security of the Company shall be deemed to have notice of and have consented to the provisions of this Section 9.5.

ARTICLE X - AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote. The Board of Directors shall also have the power to adopt, amend or repeal bylaws; provided, however, that a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.

PALANTIR TECHNOLOGIES INC. 1200 17th STREET, FLOOR 15 DENVER, CO 80202Your Vote Counts!PALANTIR TECHNOLOGIES INC.Special MeetingVote by [__], 2022 11:59 p.m. Eastern TimeD92458-S53713You invested in PALANTIR TECHNOLOGIES INC. and its time to vote!You have the right to vote on the proposal being presented at the Special Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on [__], 2022.Get informed before you voteView the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to [__], 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone usersPoint your camera here and vote without entering a control numberVote Virtually at the Meeting*[__], 2022[__] Mountain TimeVirtually at: www.virtualshareholdermeeting.com/PLTR2022SM*Please check the meeting materials for any special requirements for meeting attendance.V1.1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposal being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to view the proxy materials online and vote these important matters.Voting Items Board Recommends1. Amendment and restatement of Palantirs certificate of incorporation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Sign up for E-delivery.D92459-S53713

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETIONSCAN TO VIEW MATERIALS & VOTEPALANTIR TECHNOLOGIES INC. 1200 17th STREET, FLOOR 15 DENVER, CO 80202VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [__], 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/PLTR2022SMYou may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [__], 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D92455-S53713 KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYPALANTIR TECHNOLOGIES INC.The Board of Directors recommends you vote FOR the following proposal: For Against Abstain1. Amendment and restatement of Palantir's certicate of incorporation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other duciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized ofcer.Signature [PLEASE SIGN WITHIN BOX] DateSignature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.D92456-S53713PALANTIR TECHNOLOGIES INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSSPECIAL MEETING OF SHAREHOLDERS [__], 2022The shareholder(s) hereby appoint(s) David Glazer and Ryan Taylor, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Palantir Technologies Inc. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at [__] Mountain Time on [__], 2022, at the meeting held via the Internet at www.virtualshareholdermeeting.com/PLTR2022SM, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPECONTINUED AND TO BE SIGNED ON REVERSE SIDE